UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14A

of the

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

OPENLiMiT, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☐

No fee required.

☑

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                               1) Title of each class of securities to which transaction applies: Common Stock

                               2) Aggregate number of securities to which transaction applies: 21,000,000

                               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                               4) Proposed maximum aggregate value of transaction: $945,000

                               5) Total fee paid: $29.01

☑

Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                1) Amount Previously Paid:

                                2) Form, Schedule or Registration No.:

                                3) Filing Party:

                                4) Date Filed:

OPENLiMiT, INC. Zugerstrasse 76B

Baar, Switzerland

CH-6341

July 10, 2007

Dear Stockholder:

OPENLiMiT, Inc. cordially invites you to attend a Special Meeting of Stockholders to be held at 10:00 a.m., local time, on Friday the 10th of August, 2007, at Dammstrasse 19, Zug, Switzerland CH-6300. Please find enclosed a notice of the meeting, a proxy statement describing the business to be transacted at the meeting, and a proxy form for use in voting at the meeting.

Business matters to be acted upon at the meeting are described in detail in the accompanying notice and proxy statement. In addition, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Thank you.

Sincerely,

/s/ Henry Dattler

Henry Dattler, Chief Executive Officer and Director

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OPENLiMiT, INC.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given by OPENLiMiT, Inc., (the "Corporation") that a Special Meeting of Stockholders (the "Special Meeting") will be held at 10:00 a.m., local time, on Friday the 10th of August, 2007, at Dammstrasse 19, Zug, Switzerland CH-6300. At the Special Meeting, stockholders will vote on the following matters:

(1) a proposal to amend the Corporation's Articles of Incorporation to change the name of the Corporation to "SunVesta, Inc."; and

(2) a proposal to amend the Corporation's Articles of Incorporation to increase the number of shares of our existing class of preferred shares to 50,000,000, with a par value of $0.01, which shares' rights, preferences and limitations would be designated by the board of directors of the Corporation on issuance; and

(3) a proposal to acquire ZAG Holding AG and its subsidiaries pursuant to the Securities Exchange Agreement and Plan of Exchange dated June 19, 2007;

(4) a proposal to effect a reverse stock split on the basis of fifty (50) existing shares for one (1) new share (50:1) of the Corporation's issued and outstanding common stock; and

(5) a proposal to elect two directors, each to serve until the next annual stockholders' meeting or until his respective successor has been duly elected or appointed.

Information regarding the above matters is set forth in the proxy statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on July 10, 2007, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. A complete list of the stockholders entitled to notice of and to vote at the Special Meeting will be maintained at the Corporation's principal executive offices during ordinary business hours for a period of ten days prior to the Special Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Special Meeting during this time. The stockholders list will also be produced at the time and place of the Special Meeting and will be open during the whole time thereof.

By Order of the Board of Directors,

/s/ Henry Dattler

Henry Dattler, Chief Executive Officer and Director

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

YOU MAY ALSO RETURN YOUR EXECUTED PROXY BY FAX TO STANDARD REGISTRAR & TRANSFER COMPANY, INC., ATTN: RON HARRINGTON, AT (801) 571-2551. MR. HARRINGTON'S PHONE NUMBER IS (801) 571-8844. IF YOU HOLD YOUR SHARES IN "STREET-NAME," PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

ii

iii

OPENLiMiT, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

INTRODUCTION

This proxy statement is furnished by OPENLiMiT, Inc., in connection with the solicitation of proxies for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 10:00 a.m., local time, on Friday the 10th of August, 2007, and at any and all adjournments thereof, at Dammstrasse 19, Zug, Switzerland CH-6300. This proxy statement is first being mailed to stockholders on or about July 10, 2007.

OPENLiMiT, INC.‘S BOARD OF DIRECTORS HAS PROPOSED FIVE MATTERS TO THE STOCKHOLDERS AND HAS SOLICITED THE PROXY FORM ATTACHED HERETO.

Unless we indicate otherwise or unless the context requires otherwise, all references in this proxy statement to “we,” “us,” “our,” or the “Corporation” are to OPENLiMiT, Inc., all references to “ZAG” are to ZAG Holding AG and its subsidiaries, and all references to the “Agreement” are to Securities Exchange Agreement and Plan of Exchange dated June 19, 2007 by and between the Corporation, ZAG and the shareholders of ZAG.

QUESTIONS AND ANSWERS

Q.	Why did I receive this proxy statement?

A.	You received this proxy statement as notice of the Special Meeting pertaining to the following:

(1)	a proposal to amend the Corporation’s Articles of Incorporation to change the name of the Corporation to “SunVesta, Inc.”;

(2)

a proposal to amend the Corporation’s Articles of Incorporation to increase the number of shares of our existing class of preferred shares to 50,000,000, with a par value of $0.01, which shares’ rights, preferences and limitations would be designated by the board of directors of the Corporation;

(3)	a proposal to acquire ZAG pursuant to the Agreement dated June 19, 2007;

(4)	a proposal to effect a reverse stock split on the basis of fifty (50) existing shares for one (1) new share (50:1) of the Corporation’s issued and outstanding common stock; and

(5)	a proposal to elect two directors, each to serve until the next annual stockholders’ meeting or until his respective successor has been duly elected or appointed.

Q.	Why does the Corporation propose to change its name to “SunVesta, Inc.”?

A.

The Corporation proposes a name change in connection with our prospective acquisition of ZAG that would mirror the business identity of ZAG’s operating subsidiaries, all which include the registered trademark “SunVesta” in their respective names.

Q.	Why does the Corporation propose to increase an existing class of preferred shares?

A.	The Corporation proposes to increase an existing class of preferred shares to provide us with greater flexibility in using our capital stock for business and financial purposes in the future.

Q.	When do you expect the amendments to become effective?

A.

If approved at the Special Meeting, the proposed amendments to our Articles of Incorporation would be effective on filing with the Florida Secretary of State. The Corporation would expect to file the amendments with the Florida Secretary of State as soon as is practical after the Special Meeting.

Q.	Why does the Corporation propose to acquire ZAG?

A.

Since the spin-off of the Corporation’s operating subsidiary, OPENLiMiT Holding AG, in August of 2005, we have sought to identify a business opportunity that might bring value to our stockholders. We believe that ZAG’s business is such an opportunity.

Q.	Would the acquisition of ZAG constitute a change in control of the Corporation?

A.

Yes. The issuance of 21,000,000 new post reverse split shares would constitute a change of control as the effect of the proposed reverse split would be to reduce the number of our outstanding shares to approximately 1,400,000 prior to acquiring ZAG. The proposed election of a new board of directors would also constitute a change in control.

Q.	When would you expect the acquisition of ZAG to be consummated?

A.	If approved, the acquisition of ZAG would be consummated following the effective date of the proposed reverse split, but only in the event that all other proposals considered are also approved.

Q.	Why does the Corporation propose to effect a reverse split?

A.

We propose to effect a reverse split to support a more attractive share price, reduce stockholder transaction costs, encourage trading liquidity, and increase earnings per share visibility, in the event earnings are realized.

Q.	What would be the effect of the reverse split?

A.

The reverse split would consolidate our issued and outstanding shares on a fifty (50) existing shares to one (1) new share (50:1) basis creating one (1) new share for fifty (50) existing shares of the Corporation’s common stock held as of the close of business on the effective date. A reverse split would not affect the number of authorized common shares or the par value of those shares.

Q.	Would fractional shares of the Corporation’s common stock be adjusted?

A.	Yes. All fractional shares created as a result of a reverse split would be rounded up as an additional whole share.

Q.	Would stockholders need to take any action in connection with the reverse split?

A.

Stockholders who hold their shares in “street name” with nominees or brokerages would not be required to take any action. The adjustment to effect the reverse split would be automatically implemented on the effective date.

Stockholders who hold their shares in certificate form would also not be required to take any action as the adjustment would be implemented by the Corporation’s transfer agent on the effective date. However, stockholders who might wish to physically receive certificates that indicate reverse split shares would have to surrender their pre-split share certificates to the Corporation’s transfer agent in exchange for new certificates that evidence post-split shares.

Q.	When would you expect the reverse split to be effected?

A.

If approved at the Special Meeting, the effective date of the reverse split would be determined in coordination with the filing of amendments to our Articles of Incorporation with the Florida Secretary of State, the Corporation’s transfer agent and the Over the Counter Bulletin Board.

Q.	Why does the Corporation propose to elect a new board of directors?

A.

The sole member of our board of directors has no experience with ZAG’s business model and has indicated a desire to resign from his responsibilities to the Corporation in the event the Agreement is approved by our stockholders. Accordingly, the Corporation has nominated two individuals familiar with ZAG’s business model for election to our board of directors.

Q.	When would the new directors, if elected, be added to the board?

A.

New directors, if elected, would be added to the Corporation’s board of directors immediately following the closing of the acquisition of ZAG, subject to stockholder approval of the Agreement and those other proposals considered at the meeting.

Q.	What happens if additional matters are presented at the Special Meeting? A. No other business will be acted upon at the Special Meeting.

Q.	What do I need to do now?

A.	Vote, either in person or by proxy.

Q.	What is a proxy?

A.

A proxy is your legal designation of another person to vote the stock you own. That other person is considered your proxy. If you designate someone as your proxy in a written document, that document also is called a proxy. The Corporation has designated Henry Dattler, our chief executive officer and sole director, to act as proxy for the Special Meeting.

Q.	Who may vote at the Special Meeting?

A.

You may vote your common stock if the Corporation’s records show that you owned your shares as of the close of business on July 10, 2007 (the “Record Date”). You may cast one vote for each share of common stock held by you on all matters presented. As of the Record Date, there were 70,000,000 shares of common stock issued and outstanding.

Q.	What is the voting requirement to approve the proposals?

A.

The voting requirement to approve each of the proposals is the affirmative vote of a simple majority of our outstanding shares of common stock since implementation of each proposal is dependent on the approval of the Agreement. Abstentions have the same effect as votes against the proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a beneficial owner fails to give voting instructions with respect to “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Therefore, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the meeting.

Q.	What is the quorum requirement for the Special Meeting?

A.

A majority of the Corporation’s outstanding shares as of the record date must be present at the Special Meeting in order to hold the meeting and conduct business due to the nature of the business to be conducted. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you (i) are present and vote in person at the meeting, or (ii) have properly submitted a proxy card.

Q.	How does the board of directors recommend that I vote?

A.	The board of directors recommends that you vote “FOR” each of the proposals.

Q.	How can I vote my shares in person at the Special Meeting?

A.

If your shares are registered directly in your name with the Corporation’s transfer agent, you are considered the “stockholder of record” with respect to those shares the proxy materials and proxy card are being sent directly to you. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. However, even if you plan to attend the Special Meeting, the board recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

Some of the Corporation’s stockholders hold their shares in street name through a stockbroker, bank, or other nominee rather than directly in their own name. In that case, you are considered the “beneficial owner” of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the Special Meeting and vote in person, you will need to contact your broker, trustee, or nominee to obtain a legal proxy.

Q.	How can I vote my shares without attending the Special Meeting?

A.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope or by faxing the proxy card to our transfer agent. Please refer to the enclosed materials for details.

Q.	What happens if I do not give specific voting instructions?

A.

If you hold shares as a record holder, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors. If you do not return a proxy and do not vote at the Special Meeting in person, your shares will not be voted.

If you hold your shares through a broker, bank, or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on your behalf on matters to be considered at the Special Meeting.

Q.	How can I change my vote after I return my proxy card (“power of revocability”)?

A.

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing and delivering a new proxy card with a later date or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

Q.	Does Florida have dissenters’ rights of appraisal?

A.	Stockholders of Florida domestic corporations have no rights of appraisal under Florida Corporate Statutes in connection with the proposals presented for consideration.

Q.	Is my vote confidential?

A.

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Corporation or to third parties, except: (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, and (iii) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to the Corporation’s management.

Q.	Where can I find the voting results of the Special Meeting?

A.	The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our transfer agent and published by the Corporation on Form 8-K and Form 10-QSB.

Q.	Why do you need stockholder approval for the proposals?

A.	We are obligated to seek stockholder approval for each of the proposals pursuant to Florida Corporate Statutes.

Q.	Are the approvals of the proposals contingent upon one another?

A.

Yes. The approval of Proposal 1 (name change), Proposal 2 (increase in authorized class of preferred shares), Proposal 4 (reverse split), and Proposal 5 (election of a new board of directors) are all contingent on the approval of Proposal 3 (acquisition of ZAG).

Q: Who pays for the cost of this proxy solicitation?

A:	The solicitation was made by the Corporation and as such we will pay the costs of the solicitation of proxies (under $10,000). The Corporation may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, the Corporation’s board members, officers and employees may solicit proxies on the Corporation’s behalf, without additional compensation, personally or by telephone.

Q: How can I obtain a copy of the Corporation’s 10-KSB?

A:	A copy of the Corporation’s 2006 year end report on Form 10-KSB may be obtained at no charge by sending a written request to the Corporation’s corporate address. The Form 10-KSB is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Q.	Whom can I contact with questions?

A.	If you have any questions about any of the actions to be taken by the Corporation, please contact the Corporation’s chief executive officer, Henry Dattler, by telephone at 011 41 41 560 10 23.

SUMMARY TERM SHEET FOR THE APPROVAL OF THE AGREEMENT

        THE ACQUISITION OF ZAG WILL RESULT IN A CHANGE IN BUSINESS AND WILL RESULT IN A CHANGE IN CONTROL OF THE CORPORATION.

This summary highlights selected information from this proxy statement related to the acquisition of ZAG and may not contain all of the information that is important to you. To understand the transaction fully, and for a more complete description of the terms of the acquisition, you should carefully read this entire proxy statement, including the Agreement attached hereto as Exhibit 1. We have included page references in this summary to direct you to the appropriate place in this proxy statement and the exhibits for a more complete description of the topics presented.

CONTACT INFORMATION

OPENLiMiT, Inc.

Zugerstrasse 76B

Baar, Switzerland

CH 6341

Telephone: 011 41 41 560 1023 Fax: 011 41 41 560 1039

Attn: Henry Dattler

ZAG Holding AG

Dammstrasse 19

Zug, Switzerland

CH-6300

Tel: 011 41 41 723 23 44 Fax: 011 41 41 723 23 45

Attn: Thomas Meier

BUSINESS CONDUCTED

OPENLiMiT, Inc. (page 23)

The Corporation was incorporated under the laws of the State of Florida on September 12, 1989, as Thor Ventures Corp. On November 26, 2002, our name changed to “Jure Holdings, Inc.” as part of a corporate restructure. On April 25, 2003, we acquired OPENLiMiT Holding AG, a Swiss developer of digital signature and encryption software and changed our name to OPENLiMiT, Inc. On September 1, 2005, we spun-off OPENLiMiT Holding, AG to our shareholders, and have since been in search of a suitable business to acquire.

ZAG Holding AG (page 30)

ZAG Holding AG was incorporated in Switzerland on December 18, 2001. ZAG intends to develop real estate ventures in emerging tourist destinations that will offer factional ownership with international membership privileges in luxury resorts. ZAG’s business model intends to offer a secure investment in real estate with the prospect of substantial capital growth combined with the appeal of preferential vacation rates at any of the hospitality properties operated or affiliated with the program.

ZAG has acquired prime property located in Guanacaste, Costa Rica, as the site for the development of a  $120 million luxury resort and spa hotel, the SunVesta Papagayo Princess Resort, slated to open in November of 2009. Meanwhile, ZAG is also seeking to identify other promising hospitality properties in emerging tourism markets that could suit its business model.

ZAG’s wholly owned subsidiaries include Sunvesta Projects and Management AG, Sunvesta Turistik Yatririm VE and Sunvesta Costa Rica Marketing & Sales Ltda.

ZAG’s audit expressed substantial doubt as to its ability to continue as a going concern as a result of (i) losses of $4,382,831 from inception until December 31, 2006, (ii) negative cash flows from operations for the period ended December 31, 2006, and (iii) a working capital deficiency of $5,742,636 at December 31, 2006. ZAG’s future revenues are dependent on the successful development and marketing of hospitality properties.

THE ACQUISITION (page 19)

On June 19, 2007, the Corporation executed the Agreement, which provides for a stock exchange that would cause the Corporation’s acquisition of ZAG, subject to each party’s satisfaction of certain conditions precedent to the acquisition.

Proposal 3 asks that our stockholders consider the prospective acquisition of ZAG pursuant to the terms and conditions of the Agreement.

We have issued no securities in connection with the intended acquisition.

Agreement (page 19)

Subject to the terms and conditions of the Agreement, the shareholders of ZAG would exchange 600,000 shares, or 100%, of its outstanding ownership interest for 21,000,000 shares of the Corporation, or approximately 93.75% of our outstanding shares, which shares would be distributed to ZAG’s shareholders on a pro rata basis.

Closing of the Agreement (page 19)

If the acquisition of ZAG is approved by our stockholders, the closing of the Agreement would take place as soon as is practicable at the offices of the ZAG, following the the effective date of the proposed reverse split.

Conditions Precedent to the Agreement (page 19)

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including:

●      stockholder approval of the Agreement;

●      stockholder approval of the name change;

●      stockholder approval of the increase in authorized preferred stock;

●      stockholder approval of the reverse split or consolidation of outstanding common stock;

●      stockholder election of a new board of directors;

●      the resignation of our current officer and director;

●      the receipt and provision of closing documentation and securities on the closing date.

Representations and Warranties within the Agreement (page 21)

The Corporation and ZAG represent and warrant a number of conditions within the Agreement.

Interests of Our Executive Officer and Director in the Agreement (page 21)

Our sole executive officer and director may have interests in the acquisition of ZAG that may be different from, or similar to, yours.

Change of Control (page 21)

Stockholder approval of the Agreement would cause a change in control of the Corporation’s equity ownership and management.

The Consideration Offered to Stockholders (page 21)

        There would be no consideration offered to stockholders.

        The Reasons for Engaging in the Agreement (page 21)

We believe that ZAG’s plan of operation is an opportunity that may bring value to our stockholders.

The Vote Required for Approval Of the Agreement (page 22)

Approval of the Agreement requires the affirmative vote of a majority of the stockholders entitled to vote at the Special Meeting.

Material Differences in the Rights of Security Holders as a Result of the Agreement (page 22)

There would be no material differences in the rights of security holders as a result of the acquisition of ZAG.

Accounting Treatment of the Agreement (page 22)

The acquisition would be accounted for as a reverse acquisition or recapitalization of ZAG, in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences of the Agreement (page 22)

Our stockholders would not recognize a gain or loss as a result of the acquisition of ZAG.

Neither the Corporation nor ZAG would recognize any gain or loss as a result of the acquisition, which would be deemed by the parties to be tax free.

REGULATORY APPROVALS (page 22)

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with the proposed acquisition of ZAG.

REPORTS, OPINIONS, APPRAISALS (page 22)

The Corporation has obtained no reports, opinions, or appraisals with regard to the transaction.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS (page 22)

The Corporation has had no past contracts, transactions or negotiations with ZAG prior to communications exchanged in connection with the proposed acquisition.

PRO FORMA FINANCIAL DATA

The following is a summary of unaudited, pro forma, consolidated, financial data for the periods ended as of March 31, 2007 and December 31, 2006 for the Corporation and ZAG. This summary of pro forma financial data is based on pro forma financial data attached hereto as Exhibit FE and FF. For accounting purposes, the acquisition has been treated as an acquisition of the Corporation by ZAG and as a recapitalization of ZAG. The pro forma balance sheet is presented as if the acquisition of ZAG by the Corporation had occurred on March 31, 2007 and the pro forma statement of operations data is presented as if the acquisition of ZAG the Corporation had occurred on December 31, 2006. The pro forma financial data is presented for informational purposes and is not necessarily indicative of either the future results of operations or the results of operations that would have occurred if the acquisition had been consummated on any date. You should read the following pro forma financial data along with other financial information contained elsewhere in this proxy statement.

Consolidated Pro Forma Balance Sheets

                                                                                      March 31             December 31,
                                                                                        2007                   2006
                                                                               -- ------------------     ------------------
ASSETS
CURRENT ASSETS
     Cash                                                                   $               224,801   $             99,979
     Marketable securities                                                                        -                242,048
     Other current assets                                                                    49,928                 31,034
                                                                               -- ------------------     ------------------
         TOTAL CURRENT ASSETS                                                               274,729                373,061
                                                                               -- ------------------     ------------------
PROPERTY AND EQUIPMENT, NET                                                                 151,035                153,363
                                                                               -- ------------------     ------------------
OTHER ASSETS
     Deposits                                                                                50,676                 42,669
     Prepaid building costs                                                                 637,208                538,499
     Investments                                                                          2,998,520                978,523
                                                                               -- ------------------     ------------------
         TOTAL OTHER ASSETS                                                               3,686,404              1,559,691
                                                                               -- ------------------     ------------------
TOTAL ASSETS                                                                $             4,112,168   $          2,086,115
                                                                               == ==================     ==================

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
     Accounts payable                                                       $                50,106   $            159,423
     Accrued expenses                                                                       672,047                590,128
     Deposits on stock                                                                    6,573,111              4,703,429
     Advances from related parties                                                        1,531,726                682,008
                                                                               -- ------------------     ------------------
         TOTAL CURRENT LIABILITIES                                                        8,826,990              6,134,988
                                                                               -- ------------------     ------------------
COMMITMENTS AND CONTINGENCIES                                                                     -                      -
                                                                               -- ------------------     ------------------

STOCKHOLDERS' DEFICIT
      Preferred Stock                                                                             -                      -
      Common stock                                                                          224,000                224,000
     Additional paid-in capital                                                             238,594                248,230
     Accumulated other comprehensive income (loss)                                              126              (139,874)
     Retained earnings prior to development stage                                             1,602                  1,602
     Accumulated deficit during development stage                                       (5,179,144)            (4,382,831)
         TOTAL STOCKHOLDERS' DEFICIT                                                    (4,714,822)            (4,048,873)
                                                                               -- ------------------     ------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                 $             4,112,168   $          2,086,115
                                                                               == ==================     ==================

                            Consolidated Pro Forma Statements of Operations and Comprehensive Income (Loss)

                                                                               Three Months                  Year
                                                                                   Ended                    Ended
                                                                                 March 31,                December 31,
                                                                                   2007                       2006

REVENUES                                                                $                      -   $                   -

COST OF SALES                                                                                  -                       -
                                                                           ----------------------     -------------------

                                                                                                     Gross Profit                                                                              -                       -
                                                                           ----------------------     -------------------

EXPENSES
     Administrative                                                                      389,263               1,832,024
     Salaries and wages                                                                  220,048                 544,190
     Marketing and sales                                                                  40,641                 125,735
     Depreciation, amortization, and impairments                                          14,746                  57,159
                                                                           ----------------------     -------------------
        Total Expenses                                                                   664,698               2,559,108
                                                                           ----------------------     -------------------

LOSS FROM OPERATIONS                                                                   (664,698)             (2,559,108)
                                                                           ----------------------     -------------------

OTHER INCOME (EXPENSE)
     Interest expense                                                                   (13,509)                (45,748)
     Interest income                                                                         482                       -
     Gain (loss) on marketable securities                                              (128,224)             (1,008,324)
     Gain of forgiveness of debt                                                               -                  43,012
                                                                           ----------------------     -------------------
                                                                           ----------------------     -------------------
        Total Other Income (Expense)                                                   (141,251)             (1,011,060)
                                                                           ----------------------     -------------------

NET LOSS                                                                               (805,949)             (3,570,168)

OTHER COMPREHENSIVE INCOME (LOSS)                                                        140,000               (163,151)
                                                                           ----------------------     -------------------

NET COMPREHENSIVE INCOME (LOSS)                                         $              (665,949)   $         (3,733,319)
                                                                           ======================     ===================

BASIC AND DILUTED NET LOSS PER SHARE                                    $                 (0.04)   $              (0.16)
                                                                           ======================     ===================

                                 WEIGHTED AVERAGE NUMBER OF COMMON SHARES

     OUTSTANDING, BASIC AND DILUTED                                                   22,400,000              22,400,000
                                                                           ======================     ===================

RISK FACTORS

Before deciding how to vote on the proposals described in this proxy statement, you should carefully consider the risks relating to the Agreement and to our post-closing operations as described below, together with the other information in this proxy statement.  Our business, financial condition and results of operations could be adversely affected by any of the following risks, which could cause the trading price of our common stock to decline.

RISKS RELATING TO THE ACQUISITION OF ZAG

Terms determined in the Agreement would result in a change of control of the Corporation.

The issuance of post reverse split shares to the shareholders of ZAG would dilute the voting power and ownership percentage of our existing shareholders and cause a change in control of the Corporation. The terms of the Agreement require us to issue 21,000,000 new shares, that issuance would result in a dilution of approximately 93.75% to our existing stockholders. Further, the Agreement requires the Corporation to elect a new board of directors and to accept the resignation of our current management. Any change in control of the Corporation could have a negative impact on our stockholders.

The Corporation might not realize the anticipated benefits from the acquisition of ZAG.

We may not realize any benefit from the acquisition of ZAG since that company has no proven record of success in offering fractional ownership interests in luxury real estate and has limited experience within the hospitality industry as a whole. Should ZAG fail to successfully implement its business plan our results of operations would be negatively impacted by that failure.

The acquisition of ZAG could decrease the value of your stock

ZAG is a development stage company with no history of realizing revenue and a precedent of net losses, about which ZAG’s auditors have expressed a going concern opinion. Additionally, ZAG expects losses in the future and its current assets are insufficient to conduct its plan of operation over the next 12 months. Given these facts, the acquisition of ZAG could result in significant losses to the Corporation which could decrease the value of your stock.

We might be unable to manage the growth of our business which could negatively affect development, revenues, and fiscal independence.

We believe that if our post-acquisition growth plan is successful, our business has the potential to grow in size and complexity.  If  management is unable to organize growth effectively, our business development may be slowed, our operating results may not show a profit, and we may not become financially independent from outside funding sources.  Any new sustained growth would  place a significant strain on our management systems and operational resources.  We anticipate that new sustained growth, if any, would require us to recruit, hire and retain new managerial, finance and support personnel.  We cannot be certain that we would be successful in recruiting, hiring or retaining such personnel.  Our ability to compete effectively and to manage our future growth, if any, would also depend on our ability to maintain and improve operational, financial, and management information systems on a timely basis and to expand, train, motivate and manage our work force.  If we begin to grow, we cannot be certain that our personnel, systems, procedures, and controls would be adequate to support our operations.

We may not be successful in integrating the business operations of ZAG into our  own operations, stifling growth and hindering the realization of a profit.

The acquisition of ZAG would involve the integration of companies that have previously operated independently. A successful integration of ZAG’s operations would depend on our ability to consolidate operations and to integrate ZAG’s management team. If we are unable to do so, we may not realize the anticipated potential benefits of the acquisition, our business development could be stifled, and results of operations might not produce a profit.  Difficulties could include the loss of key employees, the disruption of ZAG’s ongoing businesses, and possible inconsistencies in standards, controls, procedures and policies.

RISKS RELATED TO THE BUSINESS OF ZAG

ZAG’s limited operating history; anticipated losses; uncertainly of future results.

ZAG was organized in 2001 and has no operating history upon which an evaluation of its business and prospects can be based. ZAG’s prospects must be evaluated with a view to the risks encountered by a company in an early stage of development, particularly in light of the uncertainties relating to the acceptance of its business model.

ZAG will be incurring costs to develop its luxury real estate and hospitality business. There can be no assurance that ZAG will be profitable on a quarterly or annual basis. In addition, as ZAG expands its business operations it will likely need to increase its operating expenses and increase its administrative resources. To the extent that such expenses are not subsequently followed by commensurate revenues, ZAG’s business results of operations and financial condition would be materially adversely affected.

ZAG has an historical record of losses which may continue.

ZAG reported operating losses for the fiscal year ended December 31, 2006 of $3,738,864 and operating losses for the fiscal quarter ended March 31, 2007 of $656,313. The historical record indicates that ZAG has not realized revenue from its efforts and cannot provide us with any certainty that revenue is forthcoming or that revenue would be sufficient to support operations. The sum of these indicators creates uncertainty as to whether ZAG will ever transition from losses to profits. Should ZAG continue to incur losses it would be unable to meet its working capital requirements which inability would stifle operations.

Need for additional financing

ZAG has no revenue from operations and therefore is not able to meet operating costs. As such, the Corporation would need to raise capital within the next twelve months to implement ZAG’s plan of operation. However, there can be no assurance that the Corporation would be able to raise the required capital or that any capital raised would be obtained on favourable terms. Failure to obtain adequate capital would significantly curtail ZAG’s business.

Unpredictability of future revenues; potential fluctuations in ZAG’s operating results.

Since ZAG has no history of generating revenues within the niche luxury real estate market in which it competes, it is unable to forecast revenues accurately. ZAG’s current and future expense levels are based largely on its own investment/operating plans and management estimates of future revenue. ZAG may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall or delay. Accordingly, any significant shortfall or delay in revenue in relation to ZAG’s planned expenditures would have an immediate adverse affect on its business, financial condition, and results of operations.

Dependence on key personnel.

ZAG’s performance and operating results are substantially dependent on the continued service and performance of its managers, officers, and directors. ZAG intends to hire additional management personnel as they move forward with their business model. Competition for such personnel is intense, and there can be no assurance that ZAG can retain its key management employees, or that it will be able to attract or retain highly qualified technical personnel in the future. The loss of the services of Thomas Meier or any of ZAG’s other key employees or the inability to attract and retain the necessary management personnel could have a material adverse effect upon its business.

Unproven acceptance of ZAG’s approach to offering fractional ownership of luxury real estate.

Although the concept of fractional ownership of luxury real estate is not new to the hospitality industry, ZAG’s plan of operation incorporates proven traditional elements of fractional ownership with unproven concepts yet to be offered. As a result, ZAG does not know with any certainty whether its services and/or products will be accepted within the hospitality marketplace. If ZAG’s services and/or products prove to be unsuccessful within the marketplace, such failure could materially adversely affect ZAG’s financial condition, operating results, and cash flows.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events, future financial performance or projected business results and involve known and unknown risks and uncertainties. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will” or other similar words. The following list identifies some of the factors that could cause actual results to differ from those expressed or implied from the forward-looking statements:

●      our anticipated financial performance and business plan;

●      the sufficiency of existing capital resources;

●      our ability to raise additional capital to fund cash requirements for future operations;

●      uncertainties related to our future business prospects;

●      our ability to generate revenues to fund future operations;

●      the volatility of the stock market; and

●      general economic conditions.

The Corporation’s forward-looking statements are based on management’s beliefs and assumptions extracted from information available to management at the time the statements are made. Management cautions you that assumptions, beliefs, expectations, intentions and projections about future events may, and often do, vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by the forward-looking statements.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO CHANGE THE CORPORATION’S NAME

On June 18, 2007, the Corporation’s board of directors approved an amendment to our Articles of Incorporation, subject to stockholder approval, to change the name of the Corporation from “OPENLiMiT, Inc.” to “SunVesta, Inc.” to mirror the business identity of ZAG’s operating subsidiaries, all of which include the registered trademark “SunVesta” in their respective names.

This amendment would delete Article I of our Articles of Incorporation in its entirety, providing for a new Article I. The full text of the proposed amendment is as follows:

“ARTICLE I

NAME

The name of this corporation is SUNVESTA, INC.”

If this proposal is approved by the stockholders at the Special Meeting, the Corporation would file an amendment to the Articles of Incorporation for the purpose of effecting the name change. This amendment would become effective upon the filing of a Certificate of Amendment with the Secretary of State of Florida, which is expected to take place promptly after the Special Meeting.

Nonetheless, if in the judgment of the board of directors, any circumstances exist which would make such filing inadvisable, then, in accordance with Florida law and notwithstanding the approval by the Corporation’s stockholders, the board of directors may abandon such amendment, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the filing of the amendment.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the meeting, assuming a quorum is present. Approval of the name change also requires the approval of the other four proposals presented in this proxy statement. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO THE CORPORATION’S ARTICLES OF INCORPORATION TO CHANGE THE CORPORATION’S NAME FROM “OPENLiMiT, INC.” TO “SUNVESTA, INC.”

PROPOSAL 2

        APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED PREFERRED CLASS OF SHARES FROM 500,000 TO 50,000,000

The Corporation’s Articles of Incorporation provide that the Corporation is authorized to issue 200,000,000 common shares par value $0.01 and 500,000 preferred shares par value $0.01. No shares of preferred stock are currently outstanding.

On June 18, 2007, our board of directors approved an amendment to the first paragraph of Article III of our Articles of Incorporation, subject to stockholder approval, to increase the shares of preferred stock that are authorized for issuance by 49,500,000 shares par value $0.01, to bring the total number of preferred shares authorized for issuance to 50,000,000 par value $0.01.

The rights, preferences and limitations of our preferred stock would be designated by the Corporation’s board of directors, if and when issued, to provide greater flexibility in using our capital stock for business and financial purposes in the future.  No change would be made to the number of shares of common stock that are authorized for issuance.

Purpose and Affect of Increasing a Class of Preferred Shares

The majority of publicly held companies in the United States have authorized one or more classes of preferred stock in their articles of incorporation. Preferred stock is generally defined to mean any class of equity securities which has a preference over common stock in terms of dividends and or claims on a company’s assets on liquidation. Among other advantages, preferred stock can provide companies like the Corporation with a less expensive source of funding for corporate ventures.

While the Corporation at the present time has no plan or intention to issue preferred shares, the board of directors believes that it is advisable to increase our class of preferred shares to provide us with more flexibility to use our capital stock in the best interests of the stockholders. These preferred shares may be used for various purposes including, without limitation, raising additional capital through the sale of preferred shares, acquiring another company or business or assets in exchange for shares of preferred stock, establishing strategic relationships with corporate partners who are compensated with preferred shares, providing equity incentives to employees, officers or directors or pursing other matters as the Corporation deems appropriate. Should the increase in our existing class of preferred shares be approved by our stockholders, the board of directors does not intend to solicit further stockholder approval prior to the issuance of preferred shares, except as may be required by applicable law or the terms of any series of outstanding preferred shares, and the terms of any such preferred shares would have the rights and preferences determined by the board of directors.

Potential Affect of Increasing the Number of Preferred Shares on Holders of Common Shares

The holders of the Corporation’s common stock do not have any preemptive or similar rights to purchase any shares of preferred stock. Although increasing the number of preferred shares will not, in and of itself, have any immediate effect on the rights of holders of the Corporation’s common stock, the issuance of shares of one or more series of preferred shares could, depending on the nature of the rights and preferences granted by the board of directors to the newly issued series of preferred shares, affect the holders of the Corporation’s common stock in a number of respects, including, without limitation the following;

●      though preferred shares generally have no voting rights attached, should the Corporation’s board of directors issue preferred shares with voting rights, such shares would dilute the voting power of holders of the Corporation’s common shares;

●      by reducing the amount otherwise available for the payment of dividends on (and or restricting the payment of dividends on) the Corporation’s common shares, to the extent dividends are payable on shares of preferred shares;

●      in the event preferred shares provided for the conversion of such shares into the Corporation’s common shares and the conversion was deemed to be below the fair market value of the Corporation’s common stock, such a series of preferred shares could serve to decrease the prospective market price of the Corporation’s common stock;

●      by reducing the amount otherwise available for payment upon liquidation of the Corporation to the holders of the Corporation’s common shares, to the extent of any liquidation preference of preferred stock; and

●      by diluting the earnings per share and book value per share of the outstanding shares of the Corporation’s common shares and preferred shares.

Further, although the authorization of an increase in the existing class of preferred shares is not motivated by takeover concerns and is not considered or intended by the board of directors to be an anti-takeover measure, the availability of additional authorized preferred shares could enable the board of directors to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of the Corporation by merger, tender offer, proxy contest or other reasons. For example, the board of directors could issue preferred shares defensively on favorable terms in response to a takeover attempt. Such issuance could deter the types of transactions which may be proposed or could discourage or limit the participation of the Corporation’s common shares in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions are favored by the majority of the Corporation’s stockholders, and could enhance the ability of the Corporation’s officers and directors to retain their positions. However, the board of directors has no present intention to use the preferred shares in order to impede a takeover.

This amendment would delete the first paragraph of Article III of the Amended Articles of Incorporation, providing for a new first paragraph of Article III. The full text of the proposed amendment is as follows:

“ARTICLE III

AUTHORIZED SHARES

The capital stock of this corporation shall consist of 200,000,000 shares of Common Stock having a par value of $0.01 per share and 50,000,000 shares of Preferred Stock, $0.01 par value per share.”

If this proposal is approved by the stockholders at the Special Meeting, the Corporation would file an amendment to the Articles of Incorporation for the purpose of increasing the authorized preferred stock. This amendment would become effective upon the filing of a Certificate of Amendment with the Secretary State of Florida, which is expected to take place promptly after the Special Meeting.

Nonetheless, if in the judgment of the board of directors, any circumstances exist which would make such filing inadvisable, then, in accordance with Florida law and notwithstanding the approval by the Corporation’s stockholders, the board of directors may abandon such amendment, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the filing of the amendment.

 Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the meeting, assuming a quorum is present. Approval of the increase in the number of authorized preferred shares also requires the approval of the other four proposals presented in this proxy statement. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE  APPROVAL OF THE PROPOSED AMENDMENT TO THE CORPORATION'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED SHARES WITH RIGHTS, PREFERENCES AND LIMITATIONS TO BE ESTABLISHED BY RESOLUTION OF THE BOARD OF DIRECTORS.

PROPOSAL 3

APPROVAL OF THE SECURITIES EXCHANGE AGREEMENT AND PLAN OF EXCHANGE

On June 18, 2007, our board of directors approved the execution of a Securities Exchange Agreement and Plan of Exchange with ZAG Holdings AG and the shareholders of ZAG, subject to stockholder approval, that would cause us to acquire ZAG. Since the spin-off of OPENLiMiT Holding AG in September of 2005, we have sought to identify a business opportunity that might bring value to our stockholders. We believe that ZAG’s plan of operation is such an opportunity.

If this proposal is approved by our stockholders at the Special Meeting, the Corporation would close the Agreement with ZAG by issuing 21,000,000 post fifty to one (50:1) reverse split shares of common stock, par value $0.01 to the shareholders of ZAG, in exchange for 100% of the shares of ZAG.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes entitled to act at the Special Meeting, assuming a quorum is present. Approval of the Agreement also requires the approval of the other four proposals presented in this proxy statement.  Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVING

THE SECURITIES EXCHANGE AGREEMENT AND PLAN OF EXCHANGE.

FURTHER INFORMATION REGARDING PROPOSAL 3

Proposal 3 concerns the Corporation’s proposed acquisition of 100% of ZAG pursuant to the Agreement.

THE ACQUISITION

On June 19, 2007, the Corporation executed the Agreement, which provides for a stock exchange that would cause the Corporation’s acquisition of ZAG and its wholly owned subsidiaries, subject to each party’s satisfaction of certain conditions precedent to the acquisition.

ZAG is in the business of developing real estate ventures in emerging tourist destinations that will offer factional ownership with international membership privileges in luxury resorts. ZAG’s business model intends to offer a secure investment in real estate with the prospect of substantial capital growth combined with the appeal of preferential vacation rates at any of the hospitality properties operated or affiliated with the program.

Proposal 3 asks that our stockholders consider the prospective acquisition of ZAG and its wholly owned subsidiaries pursuant to the terms and conditions of the Agreement.

We have issued no securities in connection with the intended acquisition. Should the Corporation’s stockholders approve all proposals presented in this proxy statement including the election of a new board of directors, the consummation of the acquisition of ZAG would result in an immediate dilution of approximately 93.75% to existing stockholders.

Agreement

Subject to the terms and conditions of the Agreement, the shareholders of ZAG would exchange 600,000 shares, or 100%, of its outstanding ownership interest for 21,000,000 shares of the Corporation, or approximately 93.75% of our outstanding shares after the issuance, which shares would be distributed to ZAG’s shareholders on a pro rata basis on closing.

Closing of the Agreement

The closing of the Agreement is subject to certain provisions precedent or coincident to the transaction including our agreement to change the name of the Corporation, increase the number of authorized preferred shares, approve the Agreement, effect a reverse split and elect a new board of directors. Should our stockholders approve the Agreement, the amendments to our articles of incorporation and the implementation of a reverse split must be effected prior to closing the Agreement as closing will require us to issue 21,000,000 post reverse split shares to the shareholders of ZAG. The filing of amendments to our articles of incorporation and effecting a reverse split of our common stock would require coordination with our transfer agent, the Florida Secretary of State and the Over the Counter Bulletin Board (OTCBB). Since a reverse split of our common stock requires ten days prior notice to the OTCBB we anticipate closing the acquisition of ZAG no earlier than ten days following our Special Meeting  or August 20, 2007.

Conditions Precedent to the Agreement

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions.

Stockholder approval of the Agreement

The Agreement requires that our stockholders and those of ZAG approve the terms and conditions of the proposed transaction, each within its own regulatory framework. The purpose of this proxy statement is to present the Agreement and those other proposals incumbent on the Corporation for the consideration of our stockholders.

Stockholder approval of a name change

The Agreement requires that our stockholders vote to amend our articles of incorporation to change the name of the Corporation to “SunVesta, Inc.” to mirror the business identity of ZAG’s operating subsidiaries, all which include the registered trademark “SunVesta” in their respective names.

Stockholder approval of an increase in authorized preferred stock

The Agreement requires that our stockholders vote to amend our articles of incorporation to increase the number of authorized preferred shares from 500,000 to 50,000,000. The increase is intended to provide the board of directors with greater flexibility in using the Corporation’s capital stock in a variety of ways including securing debt financing, entering into joint venture arrangements and for other corporate purposes. The board of directors has no current intention to issue shares of preferred stock and no shares of preferred stock are currently outstanding.

Stockholder approval of a reverse split or consolidation of outstanding common stock

The Agreement requires our stockholders to vote in favor of a proposal to effect a fifty to one (50:1) reverse split consolidation of our outstanding shares prior to closing the Agreement to acquire ZAG. The effect of the proposed reverse split would be to cause a substantial dilution to existing stockholders and would result in a change in control of the Corporation on closing the Agreement. The rationale behind the proposal is that a reverse split would support a more attractive share price, reduce stockholder transaction costs, encourage trading liquidity, and increase earnings per share visibility, in the event earnings are realized.

Stockholder election of a new board of directors

The Agreement requires that our stockholders elect a new board of directors familiar with the business operations of ZAG and its subsidiaries. A new board of directors would only assume its responsibilities if all other proposals presented to the stockholders for consideration are approved. In the event that all proposals presented in this proxy statement are approved, the individuals elected, would assume their responsibilities to the Corporation as directors on the closing date of the Agreement.

The resignation of our current officer and director

The Agreement requires that our sole officer and director, Henry Dattler, tender his resignation from the board of directors and as an officer of the Corporation on the closing date of the Agreement. Should the Corporation’s acquisition of ZAG close, Mr. Dattler would immediately offer his resignation. The newly elected board of directors would concurrently assume their respective positions on the board of directors and appoint new officers responsible for managing the Corporation.

The receipt and provision of closing documentation and securities on the closing date

The Agreement requires the receipt and provision of certain closing documentation and securities on the closing date. The Corporation would have to provide to the shareholders of ZAG an aggregate of 21,000,000 post fifty to one (50:1) reverse split shares distributed as detailed in Exhibit A to the Agreement attached to this proxy statement in exchange for an aggregate of 600,000 shares of ZAG effectively endorsed for transfer to the Corporation. The Corporation and ZAG would further be required to provide each other a closing certificate certifying the accuracy of the representations provided by both parties and the respective board of directors’ resolutions approving the transaction. ZAG stockholders would also have to provide us with transmittal letters that attest to compliance with the securities laws of the United States.

Representations and Warranties within the Agreement

The Corporation and ZAG represent and warrant a number of conditions within the Agreement, including the following:

●      all of the parties have the requisite authority to execute the Agreement;

●      no parties have any legal conflicts;

●      the Corporation is in compliance with all Commission filings; and

●      the Corporation and ZAG will go about their business in an ordinary fashion until the closing of the Agreement.

Interests of Our Executive Officer and Directors in the Agreement

Our sole executive officer and director, Henry Dattler, owns 10,081,618 shares of the Corporation but would receive no additional shares on the close of the transaction. Therefore, he has a similar interest to his fellow stockholders in the acquisition of ZAG.

Change of Control

In the event that our stockholders approve the Agreement, existing shares of common stock would be consolidated by a fifty to one (50:1) reverse split and then subsequently diluted with the issuance of 21,000,000 new shares to the shareholders of ZAG, which actions would constitute a change of control. On closing of the Agreement our current stockholders would retain approximately 6.25% of the Corporation while the shareholders of ZAG would acquire approximately 93.75%. Additionally, the election of a new board of directors would constitute a change in control of management.

The Consideration Offered to Stockholders

        There would be no consideration offered to stockholders in connection with the acquisition of ZAG.

The Reasons for Engaging in the Agreement

ZAG is developing real estate ventures in emerging tourist destinations that will offer factional ownership opportunities with international membership privileges in luxury resorts. ZAG’s business model intends to offer a secure investment in real estate with the prospect of substantial capital growth combined with the appeal of preferential vacation rates at any of the hospitality properties operated or affiliated with its program.

Since the spin-off of the Corporation’s operating subsidiary OPENLiMiT Holding AG, we have sought to identify a business opportunity that might bring value to our stockholders. The Corporation’s board of directors believes that ZAG’s approach to fractional ownership of luxury resort properties within the rapidly growing hospitality industry is a tremendous opportunity on which to focus our business.

The Vote Required for Approval of the Agreement

Approval of the Agreement requires the affirmative vote of the holders of a majority of our issued and outstanding shares of common stock. The record date for purposes of determining the stockholders entitled to vote is July 10, 2007. As of the record date, we have 70,000,000 shares of common stock issued and outstanding that is entitled to vote on whether or not to approve the Agreement, with each share of common stock entitled to one vote.

The sole director of the Corporation holds 10,081,618 shares of common stock, or approximately 14.40% of our issued and outstanding shares, and plans to vote FOR stockholder approval of the Agreement.

Material Differences in the Rights of Security Holders as a Result of the Agreement

There would be no material differences in the rights of security holders as a result of the acquisition of ZAG.

Accounting Treatment of the Agreement

Since the shareholders of ZAG would become the majority stockholders of the Corporation as a result of the acquisition, ZAG is considered the acquirer for accounting purposes so this transaction would be accounted for as a reverse acquisition or recapitalization of ZAG in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences of the Agreement

Our stockholders would not recognize a gain or loss as a result of closing the Agreement as each would hold the same number of shares of our common stock after the exchange as they held before the exchange.  The acquisition would not affect the adjusted bases and holding periods of the shares of our common stock held by the Corporation’s stockholders.  In addition, neither the Corporation nor ZAG would recognize any gain or loss as a result of the acquisition as the valuation of ZAG’ shares would be deemed equivalent to the valuation of the Corporation’s shares. Therefore, the Corporation’s acquisition of ZAG would be deemed by the parties to be tax free.

REGULATORY APPROVALS

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with the proposed acquisition of ZAG.

REPORTS, OPINIONS, APPRAISALS

The board of directors of the Corporation has obtained no reports, opinions, or appraisals with regard to the proposed transaction with ZAG.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

The Corporation has had no past contracts, transactions or negotiations with ZAG prior to communications exchanged in connection with the proposed acquisition.

OPENLiMiT, INC.

DESCRIPTION OF BUSINESS

Organization

The Corporation was incorporated as “Thor Ventures Corp” under the laws of the State of Florida on September 12, 1989. On November 26, 2002, we changed our name to “Jure Holdings, Inc.” On April 25, 2003, we acquired OPENLiMiT Holding AG (“OPENLiMiT AG”), a Swiss developer of digital signature and encryption software. We subsequently changed our name to OPENLiMiT, Inc., to reflect the acquisition and business focus. On September 1, 2005, we spun-off OPENLiMiT, AG and its subsidiaries to our stockholders. We are now focused on concluding the acquisition of ZAG pursuant to the terms and conditions of the Agreement dated June 18, 2007.

The Corporation’s principal executive offices are located at Zugerstrasse 76B, Baar Switzerland CH 6341 and its telephone number is 011 41 41 560 1023. Our registered statutory office is located at CorpDirect Agents, Inc. 103 N. Meridian Street, Lower Level,

Tallahassee, Florida, 32301.

The Corporation’s common stock is currently quoted on the Over the Counter Bulletin Board under the symbol “OPLM”.

Employees

The Corporation is a development stage company and currently has no employees. Our executive officer devotes as much time to the affairs of the Corporation as he deems necessary. Our management uses consultants, attorneys, and accountants to assist in the conduct of the Corporation’s business.

DESCRIPTION OF PROPERTY

The Corporation currently shares office space with OPENLiMiT AG at Zugerstrasse 76B, Baar, Switzerland CH 6341. The Corporation does not believe that it will need to obtain additional office space at any time in the foreseeable future.

LEGAL PROCEEDINGS

The Corporation is currently not a party to any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Corporation’s common stock is quoted on the Over the Counter Bulletin Board, a service maintained by the National Association of Securities Dealer, Inc., under the symbol, “OPLM”. Trading in the common stock in the over-the-counter market has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions. Further, these prices reflect inter-dealer prices without retail mark-up, mark-down, or commission, and may not necessarily reflect actual transactions.

                      --------------- --------------------------- ----------------- ----------------
                      YEAR            QUARTER ENDING              HIGH              LOW
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                      2007            June 30                     $0.05             $0.01
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                                      March 31                    $0.04             $0.03
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                      2006            December 31                 $0.06             $0.01
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                                      September 30                $0.02             $0.01
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                                      June 30                     $0.04             $0.01
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                                      March 31                    $0.03             $0.01
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                      2005            December 31                 $0.04             $0.01
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                                      September 30                $0.75             $0.01
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                                      June 30                     $0.86             $0.41
                      --------------- --------------------------- ----------------- ----------------
                      --------------- --------------------------- ----------------- ----------------
                                      March 31                    $0.55             $0.38
                      --------------- --------------------------- ----------------- ----------------

Record Holders

As of July 10, 2007, there were 61 shareholders of record holding a total of 70,000,000 shares of common stock. Management believes that the number of beneficial owners is substantially greater than the number of record holders because a portion of our outstanding common stock is held in broker “street names” for the benefit of individual investors. The holders of the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Preferred Stock

The Corporation’s preferred stock may have such rights, preferences and designations and may be issued in such series as determined by the board of directors. No preferred shares were issued and outstanding at July 10, 2007.

Dividends

The Corporation has not declared any cash dividends since inception and does not anticipate paying any cash dividends in the foreseeable future. The payment of cash dividends is within the discretion of the board of directors and will depend on the Corporation’s earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Corporation’s ability to pay cash dividends on its common stock other than those generally imposed by applicable state law.

MANAGEMENT’S PLAN OF OPERATION

This Management’s Plan of Operation and Results of Operations and other parts of this report contain forward-looking statements that involve risks and uncertainties. Forward-looking statements can also be identified by words such as “anticipates,” “expects,” “believes,” “plans,” “predicts,” and similar terms. Forward-looking statements are not guarantees of future performance and our actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include, but are not limited to those discussed in the subsections entitled Forward-Looking Statements and Factors That May Affect Future Results and Financial Condition. The following discussion should be read in conjunction with our financial statements and notes thereto included in this proxy statement. All information presented herein is based on our period ended March 31, 2007. Our fiscal year end is December 31.

General

Our plan of operation over the next year, subject to stockholder approval, is to focus on ZAG’s business model. ZAG intends to develop luxury real estate ventures in emerging tourist destinations that will offer factional ownership with international membership privileges.

Our plan of operation for ZAG will require $10,000,000 in funding over the next 12 months. We are confident that these funds to be used primarily in the construction of ZAG’s initial luxury resort, the Papagayo Princess Resort & Spa Hotel, will be made available from debt or equity financings tied to our common stock.

Results of Operations

During the three month period ended March 31, 2007 and the year ended December 31, 2006, our operations were limited to satisfying continuous public disclosure requirements and seeking to identify prospective business opportunities. We did not receive any revenues from our continuing operations. Subsequent to the period the Corporation entered into an Agreement to acquire ZAG and its operating subsidiaries. Since ZAG is in the development stage with no history of generating revenue, we cannot determine whether the Corporation will ever generate revenues from operations.

Net Losses/Income

For the period from September 1, 2005 until March 31, 2007, the Corporation incurred a net loss of $9,929. Net losses for the three month period ended March 31, 2007 were $9,636 as compared to $366 for the three months ended March 31, 2006. The Corporation realized net income during 2006 due to a gain realized on the forgiveness of debt owed to OPENLiMiT AG. The Corporation’s net losses in the current three month period are entirely attributable to general and administrative expenses. General and administrative expenses include financing costs, accounting costs, consulting fees, leases, employment costs, professional fees and costs associated with the preparation of disclosure documentation. We did not generate any revenues during this period.

The Corporation expects to continue to incur losses through the year ended 2007

Income Tax Expense (Benefit)

The Corporation has a prospective income tax benefit resulting from a net operating loss carryforward and start up costs that will offset any future operating profit.

Impact of Inflation

The Corporation believes that inflation has had a negligible effect on operations over the past three years.

Capital Expenditures

The Corporation expended no significant amounts on capital expenditures for the period from September 1, 2005 to March 31, 2007.

Liquidity and Capital Resources

As of March 31, 2007, the Corporation had current assets totaling $829 and a working capital deficit of $28,927. These assets consist of prepaid expenses of $829. Net stockholders’ deficit in the Corporation was $28,927 at March 31, 2007. The Corporation is in the development stage and, since inception, has experienced significant changes in liquidity, capital resources and stockholders’ equity.

Cash flow used in operating activities was $17,863 for the period from September 1, 2005 to March 31, 2007. Cash flow used in operating activities for the three month period ended March 31, 2007 was $1,500 as compared to $0 for the three months ended March 31, 2006. The increase in cash flow used in operating activities in the current three month period was due primarily to an increase in net losses.

Cash flow used in operating activities was $16,363 for the period from September 1, 2005 to December 31, 2006. During 2006, cash flow used in operating activities was $15,808.

Cash flow provided by financing activities was $17,308 for the period from September 1, 2005 to March 31, 2007. Cash flow provided by financing activities for the three month period ended March 31, 2007 was $1,500 as compared to $0 for the three months ended March 31, 2006. Cash flow provided by financing activities in the current three month period can be attributed to proceeds from a note payable.

Cash flow provided by financing activities was $15,808 for the period from September 1, 2005 to December 31, 2006. During 2006, cash flow provided from financing activities was $15,808.

Cash flows used in investing activities was $0 for the period from September 1, 2005 to March 31, 2007.

The Corporation’s current assets are insufficient to conduct its plan of operation over the next twelve (12) months and it will have to seek debt or equity financing to fund operations. The Corporation has no current commitments or arrangements with respect to, or immediate sources of funding. Further, no assurances can be given that funding, if needed, would be available or available to the Corporation on acceptable terms. The Corporation’s stockholders would be the most likely source of new funding in the form of loans or equity placements though none have made any commitment for future investment and we have no agreement formal or otherwise. The Corporation’s inability to obtain funding would have a material adverse affect on our plan of operation.

The Corporation has no current plans for the purchase or sale of any plant or equipment.

The Corporation has no current plans to make any changes in the number of employees.

Off Balance Sheet Arrangements

As of March 31, 2007, the Corporation has no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that is material to stockholders.

Critical Accounting Policies

In the notes to the audited consolidated financial statements for the year ended December 31, 2006, the Corporation discusses those accounting policies that are considered to be significant in determining the results of operations and our financial position. The Corporation believes that the accounting principles utilized by us conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, the Corporation evaluates our estimates, including those related to bad debts, inventories, intangible assets, warranty obligations, product liability, revenue, and income taxes. We base our estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Stock-Based Compensation

On January 1, 2006, we adopted SFAS No. 123 (revised 2004) (SFAS No. 123R), Share-Based Payment, which addresses the accounting for stock-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R eliminates the ability to account for stock-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and instead generally requires that such transactions be accounted for using a fair-value-based method. We use the Black-Scholes-Merton (“BSM”) option-pricing model to determine the fair-value of stock-based awards under SFAS No. 123R, consistent with that used for pro forma disclosures under SFAS No. 123, Accounting for Stock-Based Compensation. We have elected the modified prospective transition method as permitted by SFAS No. 123R and accordingly prior periods have not been restated to reflect the impact of SFAS No. 123R. The modified prospective transition method requires that stock-based compensation expense be recorded for all new and unvested stock options, restricted stock, restricted stock units, and employee stock purchase plan shares that are ultimately expected to vest as the requisite service is rendered beginning on January 1, 2006, the first day of our fiscal year 2006. Stock-based compensation expense for awards granted prior to January 1, 2006 is based on the grant date fair-value as determined under the pro forma provisions of SFAS No. 123.

Prior to the adoption of SFAS No. 123R, we measured compensation expense for our employee stock-based compensation plans using the intrinsic value method prescribed by APB Opinion No. 25. We applied the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure, as if the fair-value-based method had been applied in measuring compensation expense. Under APB Opinion No. 25, when the exercise price of the Corporation’s employee stock options was equal to the market price of the underlying stock on the date of the grant, no compensation expense was recognized.

We account for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force (“EITF”) in Issue No. 96-18. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140", to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, “Accounting for the Impairment or Disposal of Long-Lived Assets”, to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, with earlier application allowed. This standard is not expected to have a significant effect on the Corporation’s future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity’s first fiscal year beginning after September 15, 2006. This adoption of this statement is not expected to have a significant effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)". This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The Corporation is currently evaluating the impact of adopting SAB No. 108 but does not expect that it will have a material effect on our financial position and results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. This Statement permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Corporation is currently assessing the impact of SFAS No. 159 on our financial position and results of operations.

Going Concern

Due to the uncertainty of our ability to meet our current operating expenses and the capital expenses noted above, in their report on the annual financial statements for the year ended December 31, 2006, our independent auditors included an explanatory paragraph regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

The Corporation’s ability to continue as a going concern is subject to our ability to realize a profit and/or obtain funding from outside sources. Management’s plan to address our ability to continue as a going concern, include: (a) obtaining funding from private placement sources; (b) obtaining additional funding from the sale of the Corporation’s securities; and (c) obtaining loans and grants from various financial institutions, where possible. Although management believes that we will be able to obtain the necessary funding to allow us to remain a going concern through the methods discussed above, there can be no assurances that such methods will prove successful.

ZAG HOLDING AG

DESCRIPTION OF BUSINESS

Organization

ZAG was incorporated under the laws of Switzerland on December 18, 2001 and is domiciled in Zug, Switzerland. In January of 2005, ZAG focused its business operations on investing in the development of luxury real estate for the hospitality industry. ZAG intends to develop luxury hotels and resorts in emerging tourist destinations that will offer factional ownership with international membership privileges.

ZAG’s business model intends to offer a secure investment in real estate with the prospect of substantial capital growth combined with the appeal of preferential vacation rates at any of the hospitality properties operated or affiliated with the program. ZAG operates through its wholly-owned subsidiary, Sunvesta Projects and Management AG, a Swiss incorporated company. ZAG also has additional, wholly-owned subsidiaries which are currently dormant: Sunvesta Turistik Yatririm VE and Sunvesta Costa Rica Marketing & Sales Ltda.

ZAG’s principal executive offices are located at Seestrasse 97, Oberrieden, Switzerland CH8942 and its telephone number is 011 41 43 388 40 60.

Business

ZAG is focused on the development of luxury real estate projects on an international basis that cater to the hospitality and vacation industry, combining new concepts with established business practices of offering fractional ownership.

Country specific conditions are be taken into account when fractional ownership properties are considered for development. The main variable factor is the definition of the right of use that can range from temporary renting or leasing assignments to ownership-like securitization, from built-in taking-back and buy-back options or refund terms including capital reimbursement to indefinite ownership transfers.

ZAG intends to direct its investment priority towards emerging market countries with beneficial land acquisition costs and the foreseeable development of tourism, in countries such as Costa Rica, Vietnam and Turkey. More basic considerations as to where to develop properties include the stability of local political conditions, geologically useful cultivability, and types of destinations that attract a five-star clientele. Each potential investment is first compared against a validation checklist and then, if warranted, subjected to a substantial due diligence process. Since location is key to the success of any tourist based luxury real estate project each development is carefully considered during the eligibility process.  ZAG also intends to also consider projects in fully developed tourist areas. Promising development opportunities often arise from luxury real estate developments driven into foreclosure or sold at auction.

ZAG’s luxury SunVesta hotels and resorts will concentrate initially on offering luxury hotel products located in attractive, top-class coastal vacation destinations. Beginning in 2008, ZAG intends to extend its luxury hotel offerings to select metropolitan and winter sports destinations to attract business, sports and shopping travelers. Within the next ten years, ZAG plans to develop at least one exclusive luxury hotel and resort in the top vacation destination on each continent in addition to at least five world-class locations that will be exclusive city boutique and mountain resort hotels. ZAG intends to establish the highest quality standards in the world for its hotel facilities and to offer an unparalleled level of service through an international hotel management company.

ZAG’s initial luxury real estate development to cater to the emerging tourist industry is to be constructed in Costa Rica. During May of 2006 ZAG entered into an agreement to acquire 8.5 hectares of land that includes a concession to build a hotel and apartments on prime land located in Gunacaste, the most beautiful and famous northern province of Costa Rica. The acquisition requires the purchase of Rich Land Investments Lda., a Costa Rican corporation for $7,000,000, which purchase was broken down over a series of payments. The final payment of $1,300,000 is scheduled for June, 2007.

The construction of the SunVesta Papagayo Princess Resort on the property is planned to start in the spring 2008, to be completed late 2009.

SunVesta Total Return Fractional

ZAG has developed a unique fractional interest product called SunVesta “Total Return Fractional”. The SunVesta Total Return Fractional is a contracted and registered “Right of Use” for a certain type of villa or suite in a specific luxury resort for a time period of 4 (four) weeks per year, for 30 continuous years, with a AAA-rated capital guarantee for the investment at maturity.

Provisions include:

●      The fractional interest buyer will receive an independent (not connected to the property) AAA-rated security guaranteeing the repayment of the total investment amount at maturity (30 years).

●      The property independent AAA-rated security will provide better protection then the traditional “deed system”. (For example: natural disasters, political risks, bankruptcy etc.)

●      No limitations for resale of the fractional interest or transfer of the security.

●      All common other benefits in connection with the purchase of a high-end fractional interest comparable with residence or destination clubs

Distribution Channels

ZAG intends to utilize traditional and existing third party distribution channels. ZAG is in the process of identifying experienced business-partners, to achieve best sales results. The selection of third party contractors will be made according to geographical and demographical requirements. For example: ZAG will focus on engaging contract sales organizations to market the SunVesta Papagayo Princess Resort in Costa Rica from the United States, Canada, Central and South America.

Other prospective distribution channels are:

●      Large and strong real estate brokers

●      Travel agencies

●      Asset managers and insurance brokers

●      Specialized brokers for residence clubs, destination clubs and high-end fractional interests

●      Hotel management companies

●      Direct Sales at the resort through SunVesta and/or the hotel management company

●      Fractional Interest Market — Key Findings

Industry Size

● As of March 2005, some 170 fractional interest resorts that had begun sales prior to December 31, 2004 have been identified. The majority of fractional resorts are located in the U.S. (142), followed by Canada (16), Mexico (5), the Caribbean (4) and three in other locations. These counts include only significant offerings, and not properties with only a handful of units. Also excluded in this count are “destination clubs”, as defined in a following section.

● Fractional interest resorts may be arbitrarily classified by aggregate retail sales price per unit, including 93 resorts in the “traditional fractional interest” tier at less than $500 per square foot, 40 in the “high-end fractional” (HFI’s) tier at $500 to $999 per square foot, and 37 “Private Residence Clubs” (PRC’s) with $1,000 or higher per square foot. HFI’s and PRC’s have shown particularly strong growth in recent years. Among the 72 identified fractional resorts in active sales during 2004, 16 were traditional fractional interests, 27 were HFI’s, and 29 were PRC’s.

● Fractional interest resorts in active sales during 2004 offered approximately 2,195 units. Half of these units were offered in PRC’s resorts (52.2%).

● Fractional interest sales totaled approximately $1,075 million worldwide during 2004. Included in the total are $625 million in developer sales volume of fractional interests and $450 million in sales volume of destination clubs. This represents a substantial increase to 2003, when fractional interest developers sold an estimated $373 million in new fractional interests and destination clubs sold $140 million in memberships. A continuous market growth of over 30% per year (average) is expected for the next 10 years.

● In addition to the above $1,075 million, $31.5 million of resales and $436.7 million of presales were generated in the 2004 for a grand total of over $1.5 billion.

Product Characteristics

● Fractional interest resorts exist in four primary types of destinations – ski (52%), golf (23%), beach 20%) and urban (3%).

● Fractional interest share sizes range from 1/25 (two weeks of annual ownership) to 1/4 (13 weeks of annual ownership). Among other resorts actively selling in 2004, the average size of traditional fractionals was 1/5, which equates to 9 or 10 weeks of annual ownership. HFI and PRC resorts tended towards smaller fractions, averaging 1/7 and 1/8 shares respectively (6 to 8 weeks of annual ownership).

● The average price of a fractional interest was $221,600 in 2004, up from an average of $207,800 in 2003. Prices at PRC resorts averaged $247,000 per fraction, HFI’s $165,000 per fraction and traditional fractional interests $99,200 per fraction. Prices are expected to increase at the same rate for the coming years.

● Maintenance fees average of $285 per week of annual use for traditional fractional interests, $830 for HFI’s and $1,430 for PRC’s per week of annual use. Fees vary significantly by unit size, resort features, and other characteristics.

● The most common reservation methods are rotating priority systems (owners select their choice of weeks based on rotating priority) and rotating calendar systems (weeks assigned each owner change on a pre-determined basis).

● One bedroom units are most common at traditional fractional resorts, while two-bedroom units are most common at HFI and PRC resorts. Among other resorts selling in 2004, traditional fractional units averaged 1,670 square feet, HFI’s 2,500 square feet, and PRC’s 1,740 square feet. PRC units tend to be smaller than HFI units due to locations featuring exceptionally high land values and/or construction costs.

● Seven out of ten active fractional resorts reports affiliation with an external exchange company. In addition, many resorts offer internal exchange through a club or private relationship between independent developers. Rental and resale programs are offered by more than half of all active resorts.

        HFI and PRC owners

● HFI and PRC owners tend to be married, empty-nesters in their mid to earlier fifties. Owners are very affluent, as 45.4% report a household income of $500,000 or more. Many hold membership in a country club (55%), and own some other form of vacation property in addition to their fractional interest.

● The vast majority of owners report being satisfied with their fractional interest (92.7%). This includes 71.2% that are “very” satisfied and 21.5% that are “somewhat” satisfied. In addition more than 9 out of 10 owners either already have recommended fractional ownership to a friend or relative, or are willing to do so.

● The most important purchase motivations, as reported by owners are: (1) location of the resort; (2) quality of finishes and furnishings; and (3) extent of on-site amenities and activities. The most important purchase hesitations are: (1) worry that they may not always receive their preferred time or home; (2) concerns about ability to resell; and (3) annual dues and maintenance fees.

SunVesta’s Total Return Fractional Comparison

The Papagayo Princess Resort & Spa Hotel is a high-end luxury resort complex. SunVesta intends to sell its 4 weeks Total Return Fractionals with a 30 year term for: 3 Bedroom SunMagic Suites (approx. 280 m2 plus 140 m2 private terrace with private swimming pool) $325,000 ($11,607/m2) and 2 Bedroom SunMaster Suites (approx. 140 m2 plus 120 m2 private terrace with private swimming pool) $225,000 ($16,071/m2) for an average sale price per square foot of $1,286. Taking into consideration that the average of $1,000 or more per square foot is based on the statistic data of 2004/2005, we believe that SunVesta will be very competitive with its offer, especially also due to the very high luxury standard of its suites.

Partners

Brues Y Fernandez

ZAG has signed a contract in March of 2007 contracts with the strong Spanish construction company Brues Y Fernandez which contract contains a binding commitment to build the complete project and to supply part of the financing for the construction.

The Brues Y Fernandez Group is the general construction contractor for the project in Costa Rica. Its international experience is combined by personal commitment reflected in the willingness to share in the construction financing and contribute liability capital to obtain construction loans. The Brues Y Fernandez Group has substantial  international experience, particularly in South America. As with all the cooperation partners, it has experience in similar projects and a wide range of references guaranteeing services of the highest quality. (For further information please visit their web-page www.bruesa.com)

Wimberly Allison Tong & Goo

ZAG is currently in midst of the project development. ZAG was able to contract the world’s leading corporations for design, development and management for luxury Hotels and Resorts

Wimberly Allison Tong & Goo is an international architect firm based in England and the United States and will be taking on general architectural responsibility for the Costa Rica project. Over the last 50 years, Wimberly Allison Tong & Goo has established itself as leading design consultant and developer in the hospitality, leisure and entertainment industries with project experience in over 130 countries. Apart from various awards and prizes for international architectural services, the firm can boast highly regarded projects in the field of hospitality realization that amply demonstrate both its high creative and technical competence. (For further information please visit their web-page www.watg.com

Ossenbach Pendones & Bonilla S. A.

As the operative architect firm in Costa Rica, Ossenbach Pendones & Bonilla S. A. is locally responsible for implementing Wimberly Allison Tong & Goo’s plans. ZAG is pleased to have signed up Ossenbach Pendones & Bonilla S. A., in particular Mr. C. Ossenbach, because this architect firm with its 30-year track record has already completed such projects as a cooperation partner for an internationally recognized agency and enjoys an outstanding reputation in its own country. (For further information please visit their web-page www.opbarquitectos.com)

Amstein + Walthert AG

The engineering company Amstein + Walthert AG will be responsible for installing the high-performance building plant and in addition act as the quality controller for the Costa Rica resort and no doubt in future projects as well. Amstein + Walthert AG is one of the largest engineering companies in Switzerland; internationally awarded and renowned for its outstanding engineering services, which cover practically every aspect of construction including solar energy, geothermal energy and building plant. (For further information please visit their web-page www.amstein-walthert.ch

Isselbaecher Food Service Equipment GmbH

Isselbaecher Food Service Equipment GmbH will be responsible for kitchen planning and construction in the Costa Rica project, but probably also for other projects to follow. This is such a crucial issue that ZAG is not prepared to put it in the hands of architects or general contractors, but wants to avail itself of the expertise of a specialist so that the demands of an international 5-star plus hotel operator can be satisfied. Since 1970, Isselbaecher Food Service Equipment GmbH has been the outstanding and competent contact worldwide for planning and implementing large-kitchen projects of all kinds, such as in hotels, restaurants, bistros, schools and universities and also hospitals etc.; a long reference list underscores the required experience. (For further information please visit their web-page www.issel.com)

Montejo & Associates

The law firm Montejo & Associates has been engaged by ZAG to handle all the legal aspects in conjunction with the acquisition of the site in Costa Rica and its development, in particular with respect to the envisaged use of running a hotel and also the commercial prominence of the project. Montejo & Associates is further contracted to support ZAG in obtaining building permission.

 Montejo & Associates was established in 1987, and is primarily devoted to real estate matters. The owner, Andrés Montejo, is an attorney-at-law and notary public and was a President of the National Housing and Urban Development Institute. Apart from that, he taught property and ownership law (for over ten years) as a professor at the University of Costa Rica. The law firm specializes and has proven expertise in the areas of importance for ZAG: Residential Condominiums, Urban Development, Tourist Development, Tourist Concessions, Marine Costal Zone, Mortgages, Property Purchase, Houses and Buildings, Negotiation, Due Diligence, Property Survey, Purchase-Sale Agreements, Escrow Services, Title Transfers and Guaranties. (For further information please visit their web-page www.montejolaw.com)

Tourist Demographics – Costa Rica

●      Since 1998 until 2005 the number of tourists visiting Costa Rica has almost doubled.

●      Costa Rica is being considered as one of the most attractive tourism destinations worldwide.

●      The demand for new hotel rooms is increasing per year at least by 4%.

 ●      The yearly growth of Costa Rica's tourism industry is 6.6%.

●      The “Plan Nacional de Turismo” (2002 – 2012) is expecting until the year 2012 an average of 2.5 million tourists and an additional demand for accommodation facilities of 49,000 rooms (2005: 32,000).

●      Over 60% of tourists' origin from the U.S. and Canada. The balance origins from Europe (approx. 30%), South America and the Caribbean (10%).

Seven critical factors for sustained success

Leadership in design and innovation

ZAG can claim with pride to have turned a fantastic vision into a unique and revolutionary business model. ZAG’s management is distinguished by its great know-how and innovative strength. ZAG’s existing record of achievement and the solid work that has already been carried out have been rewarded with the opportunity to collaborate with leading corporations in the development of its projects and products. The innovation teams commissioned and coordinated by ZAG are already working on the future expansion of ZAG’s range of projects and products.

Unequivocal support and the continual expansion of sales partners and sales countries

Two of the main reasons behind ZAG's sustained success will be support for, and the ongoing expansion of, ZAG's  sales partners and research into new countries followed by their integration. ZAG's strength lies in its careful selection of existing high-turnover financial service companies and independent brokers and the expertise and reliability with which it serves its customers. ZAG will maintain and improve this standard by capitalising on its innovative strengths. Increasing the number of its sales partners and the size of its customer base can only be achieved if ZAG meets the highest in quality and support standards. ZAG's management team has specialist knowledge of marketing, management, technology, finance, product management and business development and will concentrate increasingly on delegating these responsibilities to its growing team.

Customer loyalty and service

ZAG’s CRM (Customer Relation Management) system generates a certain fundamental loyalty among its customers. A planed membership programme allows ZAG to achieve a greater functionality based on a feeling of belonging or so-called “community effect”. This increases loyalty to ZAG, its projects and products and its brand. Membership also enables ZAG to promote additional sales. A professional call center and sophisticated IT and web platforms will help ZAG to achieve extremely high levels of customer satisfaction.

Best quality standards in the selection of hospitality products

ZAG’s SunVesta Hospitality Management team sets the highest quality standards for the construction and running of its SunVesta hotel properties. The management has many years of experience in this sensitive area and is familiar with the key factors that will enable SunVesta to differentiate itself from its direct competitors. ZAG measures itself against the leading companies in this area, namely: the Four Seasons Group, the Ritz Carlton Group, Hyatt and the Marriott Group. ZAG has decided to outsource the management of its hotel operations to a specialized company while retaining control of quality management and quality control.

Strategic alliances

ZAG is looking at strategic alliances with high-end fractional interests providers. The main reason for this approach is to offer ZAG’s customers the opportunity to swap their “Rights of Use” with the owners of other high-end fractional ownership programs. This will enable ZAG to significantly expand the hospitality offering for its customers.  ZAG is also considering strategic alliances with providers in the tourism sector, airline frequent flyer programs etc. which could create added value for its customers.

Leader in compliance

ZAG undertakes to carry out all the necessary legal investigations and fulfill all the necessary legal conditions in order to ensure that its products can be sold without problem in any given country of sale. In particular, ZAG will pay attention to possible legal differences between different sales regions.

Speed and growth

Speed in tapping into the market and the corresponding dynamic growth are critical. Through an optimal mix of equity and loans, ZAG will ensure that strong but healthy growth is possible, an appropriate percentage of the gross earnings will be invested in PR, marketing and branding, but also in innovation and research in order to achieve best results in profit, quality and shareholder value.

        Financial considerations and conclusion

        ZAG’s expects that future financings, in combination with proceeds from the sale of fractional ownership contracts (start in spring 2008) will provide adequate resources to complete the development of the Papagayo Princess Resort & Spa Hotel in Costa Rica in 2009 and to operate it successfully thereafter.

Governmental and Environmental Regulation

ZAG’s operations are subject to a variety of national, federal, state and local laws, rules and regulations relating to, among other things, worker safety and the use, storage, discharge and disposal of environmentally sensitive materials.

ZAG believes that it is in compliance in all material respects with all laws, rules, regulations and requirements that affect its business. Further, ZAG believes that compliance with such laws, rules, regulations and requirements do not impose a material impediment on its ability to conduct business.

Competition

Efforts to establish an affiliation of luxury tourist real estate developments that offer fractional ownership are fragmented and very competitive. Although ZAG does not believe that it will compete directly with any other programs due to its novel approach, ZAG does believe that it will compete indirectly with a number of companies, both private and public, that are active in developing and promoting fractional ownership in tourist destinations. Many of these competitors, such as “Exclusive Resorts”, “Four Seasons” and “St. Regis” are substantially larger and better funded than ZAG with significantly longer histories of real estate development.

Nonethless, ZAG believes that competition in the development of luxury real estate properties that cater to the hospitality industry is based principally on the following factors:

●      the location of the development;

●      the level of service offered;

●      the terms of fractional ownership offered;

●      the preferential treatment of clients; and

●      the reputation of the business.

ZAG anticipates that, as its business develops that it will respond successfully to these considerations.

Further, ZAG believes that it has certain distinctive competitive advantages over all or many of its competitors that will enable it to progress the development of ZAG’s plan of operation. The advantages include:

●      the location of its initial Costa Rican project;

●      the managerial and professional proficiency of ZAG's chief project managers;

●      client privileges;

●      environmental integrity; and

●      the willingness of ZAG’s project managers to consider joint venture relationships with third parties to maximize resources in real estate development.

All of these factors in combination with the dedication of ZAG’s personnel will enable it to be competitive in offering fractional ownership of luxury real estate dedicated to the hospitality industry.

Marketability

The products to be sold by ZAG, fractional ownership interests in luxury real estate serving the hospitality industry, are purchased by a diverse array or buyers within an established market place. The market for fractional ownership opportunities can be sourced on a world wide basis. Fractional interest sales totaled approximately $1,075 million worldwide during 2004. Included in the total are $625 million in developer sales volume of fractional interests and $450 million in sales volume of destination clubs. This represents a substantial increase over 2003, when fractional interest developers sold an estimated $373 million in new fractional interests and destination clubs sold $140 million in memberships. A continuous market growth of over 30 % per year (average) is expected for the next 10 years.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements and Labor Contracts

ZAG currently has no patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts.

Employees

ZAG is a development stage company and currently has 5 employees. ZAG's executive officer devotes as much time to the affairs of ZAG as he deems necessary. ZAG's management uses consultants, attorneys, and accountants to assist in the conduct of its business.

DESCRIPTION OF PROPERTY

ZAG leases 400 square meters of office space for which it pays approximately $7,200 on a monthly basis. The term of the lease is due to expire in September, 2010. Management does not believe that ZAG will need to obtain additional office space at any time in the foreseeable future.

LEGAL PROCEEDINGS

ZAG is currently not a party to any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

There is no trading market for the securities of ZAG nor has ZAG paid dividends since its inception.

Record Holders

As of July 10, 2007, there were 19 shareholders of record holding a total of 600,000 shares of common stock. The holders of the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Dividends

ZAG has not declared any cash dividends since inception and does not anticipate paying any cash dividends in the foreseeable future. The payment of cash dividends is within the discretion of the board of directors and will depend on ZAG’s earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit ZAG’s ability to pay cash dividends on its common stock other than those generally imposed by applicable state law.

PLAN OF OPERATION

This Management’s Plan of Operation and Results of Operations and other parts of this report contain forward-looking statements that involve risks and uncertainties. Forward-looking statements can also be identified by words such as “anticipates,” “expects,” “believes,” “plans,” “predicts,” and similar terms. Forward-looking statements are not guarantees of future performance and  actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include, but are not limited to those discussed in the subsections entitled Forward-Looking Statements and Factors That May Affect Future Results and Financial Condition. The following discussion should be read in conjunction with ZAG’s financial statements and notes thereto included in this proxy statement. All information presented herein is based on the period ended March 31, 2007. ZAG's fiscal year end is December 31.

General

ZAG’s plan of operation over the next year is to focus on the development of the Papagayo Princess Resort & Spa Hotel which will require $10,000,000 in funding over the next 12 months. ZAG is confident that these funds, to be used primarily in the construction of ZAG’s initial luxury resort, will be made available from debt or equity financings.

On May 1, 2006, ZAG executed a purchase agreement to acquire Rich Land Investments Limitada, a company incorporated in Costa Rica that owns a land lot and a concession to build a hotel and apartments  in the Papagayo Gulf Tourism Project area of Costa Rica. The purchase agreement, as amended, enables ZAG to acquire all of the common stock of Rich Land by making a series of incremental payments in the aggregate of $7,000,000 between May of 2006 and June 2007. ZAG intends to use the land and concession to construct the SunVesta Papagayo Princess Resort. Construction is planned to start in spring 2008, to be completed in December 2009.

ZAG intends to invest approximately $120 million into the completion of the SunVesta Papagayo Princess Resort & Spa Hotel and the necessary infrastructure. ZAG will initiate sales of the “Total Return Fractional®” ownership contracts in January 2008 and expects to have most of the 821 contracts sold by October 2009. The total net proceeds from fractional ownership sales are expected to approximate $200 million.

Results of Operations

During the three month period ended March 31, 2007 and the year ended December 31, 2006 ZAG was engaged in identifying, purchasing, financing, developing and marketing luxury real estate tied to fractional ownerships within the international hospitality industry. ZAG did not receive any revenues from our continuing operations. Since ZAG is in the development stage with no history of generating revenue, we cannot determine whether it will ever generate revenue from operations.

Net Losses

For the period from January 1, 2005 until March 31, 2007, ZAG incurred a net loss of $5,179,018. Net losses for the three month period ended March 31, 2007 were $656,313 as compared to $227,544 for the three months ended March 31, 2006. ZAG’s net losses in the current three month period are primarily attributable to general and administrative expenses. General and administrative expenses include financing costs, accounting costs, consulting fees, leases, employment costs, and professional fees. ZAG did not generate any revenues during this period.

ZAG expects to continue to incur losses through the year ended 2007

Income Tax Expense (Benefit)

ZAG has a prospective income tax benefit resulting from a net operating loss carryforward and start up costs that will offset any future operating profit.

Impact of Inflation

ZAG believes that inflation has had a negligible effect on operations over the past three years.

Capital Expenditures

ZAG expended no significant amounts on capital expenditures, other than the investment in Costa Rica, for the period from January 1, 2005 to March 31, 2007.

Liquidity and Capital Resources

As of March 31, 2007, ZAG had current assets totaling $273,900 and a working capital deficit of $8,523,334. These assets consist of cash on hand of $224,801 and deposits of $49,099. Net stockholders’ deficit in ZAG was $4,685,895 at March 31, 2007.  ZAG is in the development stage and, since inception, has experienced significant changes in liquidity, capital resources and stockholders’ equity.

Cash flow used in operating activities was $2,660,051 for the period from January 1, 2005 to March 31, 2007. Cash flow used in operating activities for the three month period ended March 31, 2007 was $709,270 as compared to $221,781 for the three months ended March 31, 2006. The increase in cash flow used in operating activities in the current three month period was due primarily to an increase in net losses.

Cash flow used in operating activities was $1,950,781 for the period from January 1, 2005 to December 31, 2006. During 2006, cash flow used in operating activities was $1,822,300.

Cash flow provided by financing activities was $7,461,538 for the period from January 1, 2005 to March 31, 2007. Cash flow provided by financing activities for the three month period ended March 31, 2007 was $2,973,223 as compared to $182,544 for the three months ended March 31, 2006. Cash flow provided by financing activities in the current three month period can be attributed to proceeds from a deposit on stock, the sale of securities and advances from related parties.

Cash flow provided by financing activities was $4,488,315 for the period from January 1, 2005 to December 31, 2006. During 2006, cash flow provided from financing activities was $3,488,872.

Cash flows used in investing activities was $4,576,684 for the period from January 1, 2005 to March 31, 2007. Cash flow used for investing activities for the three month period ended March 31, 2007 was $2,139,131 as compared to $10,073 for the three months ended March 31, 2006. Cash flow used in investing activities in the current three month period can be attributed primarily to payments against the purchase price for Richland.

Cash flows used in investing activities was $2,437,553 for the period from January 1, 2005 to December 31, 2006. During 2006 cash flow used in investing activities was $1,673,192.

ZAG’s current assets are insufficient to conduct its plan of operation over the next twelve (12) months and it will have to seek debt or equity financing to fund operations. ZAG has no current commitments or arrangements with respect to, or immediate sources of funding. Further, no assurances can be given that funding, if needed, would be available or available to ZAG on acceptable terms. ZAG’s stockholders would be the most likely source of new funding in the form of loans or equity placements though none have made any commitment for future investment and it has no agreement formal or otherwise. ZAG’s inability to obtain funding would have a material adverse affect on its plan of operation.

ZAG has no current plans for the purchase or sale of any plant or equipment.

ZAG has no current plans to make any changes in the number of employees.

Off Balance Sheet Arrangements

As of March 31, 2007, ZAG has no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that is material to stockholders.

Critical Accounting Policies

In the notes to the audited consolidated financial statements for the year ended December 31, 2006, ZAG discusses those accounting policies that are considered to be significant in determining the results of operations and its financial position. ZAG believes that the accounting principles utilized by it conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, ZAG evaluates its estimates, including those related to bad debts, inventories, intangible assets, warranty obligations, product liability, revenue, and income taxes. ZAG bases its estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Going Concern

Due to the uncertainty of ZAG’s ability to meet its current operating expenses and the capital expenses noted above, in their report on the annual financial statements for the year ended December 31, 2006, ZAG’s independent auditors included an explanatory paragraph regarding concerns about ZAG’s ability to continue as a going concern. ZAG’s financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by ZAG’s independent auditors.

ZAG’s ability to continue as a going concern is subject to its ability to realize a profit and /or obtain funding from outside sources. Management’s plan to address its ability to continue as a going concern, includes obtaining funding from its shareholders and additional funding in the form of loans and grants from various financial institutions, where possible. Although management believes that ZAG will be able to obtain the necessary funding to remain a going concern, there can be no assurances that such methods will prove successful.

PROPOSAL 4

APPROVAL TO EFFECT A REVERSE SPLIT

On June 18, 2007, the Corporation’s board of directors approved, subject to stockholder approval, a reverse split of our common stock on the basis of fifty (50) existing shares for one (1) new share (50:1) owned on the effective date.

Purpose for Effecting a Reverse Stock Split

Our board of directors believes that a reverse stock split is desirable for the following reasons:

● Increased, more attractive share price. The reverse stock split may set our stock price to a level that we believe would be more consistent with similar companies. The resultant stock price may also meet investing guidelines for certain institutional investors and investment funds that are currently prevented under their guidelines from investing in our common stock.

● Reduced stockholder transaction costs. Our stockholders may benefit from relatively lower trading costs associated with a higher stock price. Many investors pay commissions based on the number of shares traded when they buy or sell our common stock. If our stock price increases, such investors would pay lower commissions to trade a fixed dollar amount of our stock than they would if our stock price were lower.

● Improved trading liquidity. The combination of prospective interest from institutional investors and investment funds and potentially lower transaction costs could ultimately provide us with some trading liquidity in our common stock.

● Increased earnings per share visibility. A decrease in our outstanding shares would result in increased visibility for any earnings per share or changes in our earnings per share.

Effect of a reverse split

The principal effect of the reverse split would be that the number of shares of common stock issued and outstanding would decrease from 70,000,000 shares to approximately 1,400,000 shares (depending on the number of fractional shares that are rounded up as a result of the reverse split). The reverse stock split itself would not change the proportionate equity interests of our stockholders, nor would the respective voting rights and other rights of stockholders be altered. The common stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The number of authorized common shares and the par value of those common shares would remain the same.

Federal income tax consequences of a reverse split

The following summary of certain material federal income tax consequences of the reverse split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this proxy statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of common stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder. EACH STOCKHOLDER IS URGED TO CONSULT WITH THEIR TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder upon the stockholder’s exchange of shares pursuant to the reverse split. The aggregate tax basis of the shares received in the reverse split would be the same as the stockholder’s aggregate tax basis in the shares exchanged. The stockholder’s holding period for the shares received in the reverse split would include the period during which the stockholder held the shares surrendered as a result of the reverse split. The Corporation’s views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

Potential Consequences of Effecting a Reverse Split on the Corporation and its Stockholders

The prospective market price of our common stock might not be sustainable at the direct arithmetic result of the reverse stock split. If the prospective market price of our common stock declines after the reverse stock split, our total market capitalization (the aggregate value of all of our outstanding common stock at the then existing market price) after the split would be lower than before the split.

While we believe that a higher stock price might help generate investor interest in our common stock, the proposed reverse stock split might not result in a stock price that would attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors or investment funds. As a result, there may be no trading liquidity in our common stock for any market that may develop.

If the reverse stock split is implemented and the prospective market price of our common stock on the OTCBB declines, the percentage decline may be greater than would occur in the absence of the split. The future market price of our common stock would, however, also be based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares of common stock that would be outstanding after the reverse stock split.

If this proposal is approved by the stockholders at the Special Meeting, the board of directors would declare an effective date for the reverse split of the Corporation’s common stock in coordination with the Corporation’s transfer agent and the OTCBB. The declaration of an effective date for the reverse split is expected to take place promptly after the Special Meeting.

Nonetheless, if in the judgment of the board of directors, any circumstances exist which would make such filing inadvisable, then, in accordance with Florida law and notwithstanding the approval by the Corporation’s stockholders, the board of directors may abandon such reverse split, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the reverse split.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the meeting, assuming a quorum is present. Approval of the reverse split also requires the approval of the other four proposals presented in this proxy statement.  Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EFFECTING A REVERSE SPLIT OF THE CORPORATION'S OUTSTANDING SHARES ON THE BASIS OF FIFTY (50) EXISTING SHARES FOR ONE (1) NEW SHARE (50:1) OWNED ON THE EFFECTIVE DATE.

PROPOSAL 5

ELECTION OF TWO DIRECTORS

The Corporation’s directors are to be elected annually by the stockholders to serve until the following annual meeting or until their respective successors have been duly elected. The number of directors comprising the whole board of directors may be fixed from time to time as directed by the board of directors.

Pursuant to the provisions of the Agreement and at the direction of ZAG, the board of directors of the Corporation nominates two individuals for election as directors. If these nominees are elected to the board of directors by the stockholders at the Special Meeting, these individuals will assume their respective appointments to the board of directors on the closing date of the Agreement.

Required Vote

Election of these nominees requires the affirmative vote of a majority of the votes cast at the meeting for each nominee, assuming a quorum is present. The election of a new board of directors also requires the approval of the other four proposals presented in this proxy statement. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

        THE BOARD OF DIRECTORS  RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

FURTHER INFORMATION REGARDING PROPOSAL 5

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Current Director

The following director is not standing for election. He has indicated his desire to resign his responsibilities to the Corporation in the event the Agreement is approved by our stockholders.

                 ------------------------------- ------- --------------------------------------------
                              Name                Age                     Position
                 ------------------------------- ------- --------------------------------------------
                 ------------------------------- ------- --------------------------------------------
                 Henry Dattler                     60    Chief Executive Officer, Chief Financial
                                                         Officer, Principal Accounting Officer, and
                                                         Director
                 ------------------------------- ------- --------------------------------------------

Henry Dattler was appointed as a director of the Corporation on April 25, 2003 and subsequently appointed as the Corporation’s chief executive officer.

Mr. Dattler graduated from high school in Munich with a university entrance diploma and joined the Politechnikum. Mr. Dattler worked for over 30 years as an entrepreneur in the field of international business. Over the last five years, Mr. Dattler has served as the chairman and chief executive officer of OPENLiMiT Holding AG and its subsidiaries.

Nominees

The following nominees are standing for election as directors and if elected will serve until the next annual meeting or until such time as a successor is elected and qualified:

                 ------------------------------- ------- --------------------------------------------
                              Name                Age                     Position
                 ------------------------------- ------- --------------------------------------------
                 ------------------------------- ------- --------------------------------------------
                 Thomas Meier                      37    Director
                 ------------------------------- ------- --------------------------------------------
                 ------------------------------- ------- --------------------------------------------
                     Stephan Berndt                36    Director
                 ------------------------------- ------- --------------------------------------------

Thomas Meier, born December 11, 1969, Swiss citizen, President of ZAG's Administrative Board.

Thomas Meier studied law at Zürich University and received his Zürich attorney license in 2000. He also attended part-time management and leadership courses. He is currently enrolled in the part-time Executive MBA Program at Zürich University.

Thomas Meier also worked at Zürich District Court, where from 1999 he was a staff and line manager responsible for a court division with some 70 employees. He served as a judge sitting alone to try civil and criminal law cases and for international mutual assistance in civil matters. In 2005 and 2006 he practised as an attorney in a larger commercially oriented, international law firm in Zürich.

Between 1996 and 2003 he and a business partner operated a consulting company in the fitness, spa and wellness industry. For a few years Thomas Meier was also legal consultant to the Swiss Bob, Luge and Skeleton Association.

Thomas Meier has a high level of leadership and social competence. He also has broad knowledge and a wealth of experience in business and business law.

Stephan Berndt, born on December 29, 1970, Swiss citizen.

Stephan Berndt is a trustee and completed his training as an expert in finance and accounting holding a Swiss federal certificate. After various training and development courses, inter alia to qualify as a Swiss Bank Association financing coach, he is now studying law part time.

He worked for IBM and larger Swiss industrial corporations, before becoming independent. He has been involved in various retail and service ventures and also holds corresponding Administrative Board posts. For about 10 years he was a part-time lecturer at various commercial colleges at diploma level. He also examines bookkeepers on behalf of the Swiss Commercial Association.

Stephan Berndt was inter alia a member of the executive authority for where he lived. He was able to put his detailed knowledge to good use in his position as chief financial officer and also as chief health officer.

Stephan Berndt has sound know-how and wealth of experience in accounting and controlling.

Involvement in Certain Legal Proceedings

During the past five years, none of our directors, executive officers, promoters, control persons, or nominees has been:

● the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

● convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

● subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

● found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Number of Board Meetings

During the year ended December 31, 2006 and the three month period ended March 31, 2007, our board of directors had no meetings. However, our sole director did approve numerous board resolutions during that period.

Security Holder Communications with the Board of Directors

The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact the board of directors, or, when we have more than one director, any of the members of the board of directors, by mail or electronically. To communicate with the board of directors, any individual director or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Secretary” at OPENLiMiT, Inc., Zugerstrasse 76B, Baar, Switzerland CH 6341.

All communications received as set forth in the preceding paragraph will be opened by the Corporation’s Secretary for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, the Corporation’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Policy With Regard to Board Members’ Attendance at Annual Meetings

Our policy is that members of the board of directors are invited and encouraged to attend  the Corporation’s annual meetings. The Corporation had no annual meeting during the year ended December 31, 2006 or during the three month period ended March 31, 2007.

Board of Directors Committees

The board of directors has not yet established an audit committee or a compensation committee. An audit committee typically reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including the recommendations and performance of independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, and internal accounting and financial control policies and procedures. Certain stock exchanges currently require companies to adopt a formal written charter that establishes an audit committee that specifies the scope of an audit committee’s responsibilities and the means by which it carries out those responsibilities. In order to be listed on any of these exchanges, the Corporation will be required to establish an audit committee.

The board of directors has not yet established a nominating committee because the board of directors has determined that the board of directors, consisting of only one individual, can efficiently and effectively fulfill this function by using a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by the Corporation’s stockholders. Stockholders who desire to recommend candidates for evaluation may do so by contacting the Corporation in writing, identifying the potential candidate and providing background information. Candidates may also come to the attention of the board of directors through current members of the board of directors, professional search firms and other persons. In evaluating potential candidates, the board of directors takes into account a number of factors, including among others, the following:

●      independence from management;

●      whether the candidate has relevant business experience;

●      judgment, skill, integrity and reputation;

●      existing commitments to other businesses;

●      corporate governance background;

●      financial and accounting background, to enable the board of directors to determine whether the candidate would be suitable for audit committee membership; and

●      the size and composition of the board of directors.

The Corporation plans to establish a nominating committee if more than three directors are elected to the board. At such time, the nominating committee will develop a charter.

CODE OF ETHICS

The Corporation has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-B of the Securities Exchange Act of 1934. The Code of Ethics applies to directors and senior officers, such as the principal executive officer, principal financial officer, controller, and persons performing similar functions. The Corporation’s Code of Ethics is available in print, at no charge, to any security holder who requests such information by contacting the Corporation.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5 furnished to the Corporation, the Corporation is not aware of any individuals or entities who during the period ended December 31, 2006 were directors, officers, or beneficial owners of more than ten percent of the common stock of the Corporation, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objective of the Corporation’s compensation program is to provide compensation for services rendered by our sole executive officer. The Corporation’s single salary is designed to retain the services of our executive officer. Salary is currently the only type of compensation used in our compensation program. We use this form of compensation because we feel that it is adequate to retain and motivate our executive officer. The amount we deem appropriate to compensate our executive officer is determined in accordance with market forces; we have no specific formula to determine compensatory amounts at this time. While we have deemed that our current compensatory program and the decisions regarding compensation are easy to administer and are appropriately suited for our objectives, we may expand our compensation program to any additional future employees to include options and other compensatory elements.

Table

The following table provides summary information for the years 2006, 2005, and 2004 concerning cash and non-cash compensation paid or accrued by the Corporation to or on behalf of (i) the chief executive officer and (ii) any other employee to receive compensation in excess of $100,000.

----------------------------------------------------------------------------------------------------------------------------

Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------------
---------------- ------ ---------- -------- --------- --------- --------------- ---------------- --------------- -----------
Name and         Year    Salary     Bonus   Stock      Option     Non-Equity       Change in       All Other       Total
Principal                  ($)       ($)     Awards    Awards     Incentive      Pension Value    Compensation      ($)
Position                                      ($)       ($)          Plan             and             ($)
                                                                 Compensation    Nonqualified
                                                                     ($)           Deferred
                                                                                 Compensation
                                                                                      ($)
---------------- ------ ---------- -------- --------- --------- --------------- ---------------- --------------- -----------
---------------- ------ ---------- -------- --------- --------- --------------- ---------------- --------------- -----------
Henry Dattler     2006      -         -        -         -            -                -               -             -
CEO, CFO, PAO,    2005      -         -        -         -            -                -            283,950*      283,950*
and director      2004      -         -        -         -            -                -            348,600*      348,600*

---------------- ------ ---------- -------- --------- --------- --------------- ---------------- --------------- -----------
---------------- ------ ---------- -------- --------- --------- --------------- ---------------- --------------- -----------
Marc Gurov        2006      -         -        -         -            -                -               -             -
former            2005   80,013       -        -         -            -                -               -           80,013
CFO, PAO, and     2004  119,520       -        -         -            -                -               -         119,520
director**
---------------- ------ ---------- -------- --------- --------- --------------- ---------------- --------------- -----------

* Consulting and management fees paid to a company controlled by Henry Dattler.

** Resigned on October 13, 2006

The Corporation has no “Grants of Plan-Based Awards”, “Outstanding Equity Awards at Fiscal Year-End”, “Option Exercises and Stock Vested”, “Pension Benefits”, or “Nonqualified Deferred Compensation”. Nor does the Corporation have any “Post Employment Payments” to report.

Our director receives no compensation for his services as director.

ADDITIONAL GENERAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of July 10, 2007, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group.  As of July 10, 2007, there were 70,000,000 shares of common stock issued and outstanding.

-----------------------------------------------------------------------------------------------------
  Title of Class               Name and Address               Number of Shares      % of Class *
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
      Common                    Henry Dattler                    10,081,618            14.40%
                     Chief Executive Officer and Director
                               Ratenstrasse 13
                         CH-6341 Alosen, Switzerland
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
      Common      All executive officers and directors as a      10,081,618            14.40%
                                  group (1)
-----------------------------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director or executive officer of the Corporation, owner of five percent or more of the Corporation’s outstanding shares, or member of their immediate family, has entered into any reportable, related transaction during the last two years except as follows:

On May 5, 2005, the Corporation issued 2,581,618 shares of common stock, at $0.46 per share, a total valuation of $1,187,544, for the settlement of a loan payable to Henry Dattler. The shares were issued with 5,163,236 warrants to purchase common stock, which warrants were cancelled effective September 2, 2005.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our executive officer and director, Henry Dattler, owns 10,081,618 shares of the Corporation. Mr. Dattler intends to vote FOR the proposals and has a similar interest to his fellow stockholders in the proposals presented.

PROPOSALS BY SECURITY HOLDERS

None.

VOTING SECURITIES

As of July 10, 2007, there were 70,000,000 shares of the common stock and no shares of preferred stock issued and outstanding.  Each holder of common stock is entitled to one vote for each share held by such holder.

WHERE YOU CAN FIND MORE INFORMATION

The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Corporation files reports, proxy statements and other information with the Commission. The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the Commission have been filed electronically and are available for viewing or copy on the Commission maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the Commission. The Internet address for this site can be found at: www.sec.gov.

A copy of the Corporation’s yearly report on Form 10-KSB for the fiscal year ended December 31, 2006, can be found at the Commission’s Internet site. The yearly report does not form any part of the materials for the solicitation of proxies. Copies of the yearly report will be sent to any stockholder without charge upon written request addressed to: OPENLiMiT, Inc., Zugerstrasse 76B, Baar, Switzerland CH 6341, attention: Corporate Secretary.

                                                         FINANCIAL STATEMENTS

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOU MAY ALSO RETURN YOUR EXECUTED PROXY BY FAX TO: STANDARD REGISTRAR & TRANSFER COMPANY, INC., ATTN: RON HARRINGTON, AT (801) 571-2551. MR. HARRINGTON’S PHONE NUMBER IS (801) 571-8844.

                                                           OPENLiMiT, INC.

                                                    (A Development Stage Company)

                                                         FINANCIAL STATEMENTS

                                                       March 31, 2007 and 2006

                                                                 INDEX

                                                                                        Page

              Balance Sheets                                                            FA-2

              Statements of Operations                                                  FA-3

              Statements of Cash Flows                                                  FA-4

              Notes to Financial Statements                                             FA-5

                                                            OPENLiMiT, INC.
                                                     (A Development Stage Company)
                                                             BALANCE SHEET
                                                                                                   March 31,
                                                                                                     2007
                                          ASSETS                                                  (Unaudited)
                                                                                                ----------------

Current Assets:

   Prepaid expenses                                                                         $               829
                                                                                                ----------------

      Total assets                                                                                          829
                                                                                                ================

                          LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:

   Accounts payable and accrued expenses                                                     $           12,448

   Note payable                                                                                          17,308
                                                                                                ----------------

      Total liabilities                                                                                  29,756
                                                                                                ----------------

Commitments

Stockholders' deficit:
   Preferred stock, $.01 par value, 500,000 shares

     authorized, no shares issued and outstanding                                                             -
   Common stock, $.01 par value, 200,000,000 shares

     authorized, 70,000,000 shares issued and outstanding                                               700,000
   Additional paid-in capital                                                                        10,863,247
   Retained Earnings (deficit)                                                                     (11,582,245)
   Deficit accumulated during the development stage                                                     (9,929)
                                                                                                ----------------

      Total stockholders' deficit                                                                      (28,927)
                                                                                                ----------------

       Total liabilities and stockholders' deficit                                           $              829
                                                                                                ================

                     The accompanying notes are an integral part of these unaudited condensed financial statements

                                                    OPENLiMiT, INC.
                                             (A Development Stage Company)
                                     UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

                                                                                                         Cumulative
                                                                                                        Amounts from
                                                                                                        September 1,
                                                                      Three Months Ended                2005 through
                                                                          March 31,                       March 31,
                                                             -------------------------------------
                                                                   2007                2006                 2007
                                                             -----------------   -----------------    ------------------

Revenue                                                  $                  -                   -                     -

General and administrative costs                                      (9,636)            (16,728)              (67,559)

Gain on forgiveness of debt                                                 -             16,362                57,630
                                                             -----------------   -----------------    ------------------

      Loss before income taxes                                        (9,636)               (366)               (9,929)

Provision for income taxes                                                  -                   -                     -
                                                             -----------------   -----------------    ------------------

      Net loss                                           $            (9,636)               (366)               (9,929)
                                                             =================   =================    ==================

Loss per common share - basic and diluted                $             (0.00)              (0.00)
                                                             =================   =================

Weighted average common shares -
   basic and diluted                                               70,000,000          70,000,000
                                                             =================   =================

                     The accompanying notes are an integral part of these unaudited condensed financial statements

                                                    OPENLiMiT, INC.
                                             (A Development Stage Company)
                                      UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

                                                                                                           Cumulative
                                                                                                          Amounts from
                                                                                                          September 1,
                                                                           Three Months Ended             2005 through
                                                                               March 31,                   March 31,
                                                                    ---------------------------------
                                                                        2007               2006               2007
                                                                    --------------    ---------------   -----------------
Cash flows from operating activities:

Net loss                                                        $         (9,636)              (366)             (9,929)
   Adjustments to reconcile net loss to net
     cash used in operating activities:

      Gain on forgiveness of debt                                               -                  -            (43,012)

      Increase in prepaid expenses                                              -                  -               (829)
      Increase in accounts payable and

        accrued expenses                                                    8,136                366              35,907
                                                                    --------------    ---------------   -----------------

         Net cash (used) in operating activities                          (1,500)                  -            (17,863)
                                                                    --------------    ---------------   -----------------

Cash flows from investing activities:                                           -                  -                   -
                                                                    --------------    ---------------   -----------------

Cash flows from financing activities:

Proceeds from note payable                                                  1,500                  -              17,308
                                                                    --------------    ---------------   -----------------

         Net cash provided by financing activities                          1,500                  -              17,308
                                                                    --------------    ---------------   -----------------

         Net decrease in cash                                                   -                  -               (555)

                                                                                -                                    555
Cash, beginning of period                                                                          -
                                                                    --------------    ---------------   -----------------

Cash, end of period                                             $               -                  -                   -
                                                                    ==============    ===============   =================

                     The accompanying notes are an integral part of these unaudited condensed financial statements

OPENLiMiT, INC.

(A Development Stage Company)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

March 31, 2007

Note 1 — Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared by management in accordance with the instructions in Form 10-QSB and, therefore, do not include all information and footnotes required by generally accepted accounting principles and should, therefore, be read in conjunction with the Company’s Form 10-KSB for the year ended December 31, 2006, filed with the Securities and Exchange Commission. These statements do include all normal recurring adjustments which the Company believes necessary for a fair presentation of the statements. The interim operations are not necessarily indicative of the results to be expected for the full year ended December 31, 2007.

Note 2 – Additional Footnotes Included By Reference

Except as indicated in Note 1 above, there have been no other material changes in the information disclosed in the notes to the financial statements included in the Company’s Form 10-KSB for the year ended December 31, 2006, filed with the Securities and Exchange Commission. Therefore, those footnotes are included herein by reference.

Note 3 — Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As of March 31, 2007, the Company has an accumulated deficit and a working capital deficiency. The Company intends to fund operations through debt and equity financing arrangements, which may be insufficient to fund its cash requirements for the next twelve months.

The successful outcome of future activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                           OPENLiMiT, INC.

                                                    (A Development Stage Company)

                                                         FINANCIAL STATEMENTS

                                                      December 31, 2006 and 2005

                                                                 INDEX

                                                                                        Page

              Independent Auditors' Report                                              FB-2
              Independent Auditors' Report                                              FB-3

              Balance Sheets                                                            FB-4

              Statements of Operations                                                  FB-5

              Statements of Stockholders Deficit                                        FB-6

              Statements of Cash Flows                                                  FB-9

              Notes to Financial Statements                                             FB-10

Report of Independent Registered Public Accounting Firm

Board of Directors

OPENLiMiT, Inc.

Switzerland

We have audited the accompanying balance sheet of OPENLiMiT, Inc. [a development stage company] as of December 31, 2006, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended December 31, 2006 and for the period from reorganization on September 1, 2005 through December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OPENLiMiT, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the year ended December 31, 2006 and for the period from reorganization on September 1, 2005 through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that OPENLiMiT, Inc. will continue as a going concern. As discussed in Note 2 to the financial statements, OPENLiMiT, Inc. has an accumulated deficit and a working capital deficiency and has not yet established profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Pritchett, Siler & Hardy, P.C.

PRITCHETT, SILER & HARDY, P.C.

March 26, 2007

Salt Lake City, Utah

Staley, Okada & Partners                                                                                             Suite 400 - 889 West Pender Street

Chartered Accountants                                                                                                           Vancouver, BC Canada V6C 3B2

                                                                                                                                                                     Tel 604 694-6070

                                                                                                                                                                    Fax 604 585-8377

Report of Independent Registered Public Accounting Firm

To the Stockholders of OPENLiMiT, Inc.:

We have audited the accompanying balance sheets of OPENLiMiT, Inc. (A Development Stage Company”) (the “Company”) as at December 31, 2005 and 2004 and the related statements of changes in shareholders’ equity (deficiency), operations and cash flows for each of the years ended December 31, 2005 and 2004 and cumulative from the date of reorganization September 1, 2005 to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years ended December 31, 2005 and 2004 and cumulative from the date of reorganization September 1, 2005 to December 31, 2005, in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is dependent upon financing to continue operations, had suffered recurring losses from operations and has total liabilities that exceed total assets. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

“Staley, Okada & Partners”

Vancouver, BC, Canada                                                                                                      STALEY, OKADA & PARTNERS

March 21, 2006                                                                                                                      CHARTERED ACCOUNTANTS

                                              OPENLiMiT, INC.
                                       (A Development Stage Company)
                                               BALANCE SHEETS
                                         December31, 2006 and 2005

                             ASSETS                                          2006                 2005
                                                                       -----------------    -----------------

Current Assets:

   Prepaid expenses                                                              $   829                    -
                                                                       -----------------    -----------------

      Total assets                                                                   829                    -
                                                                       =================    =================

             LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:

   Accounts payable and accrued expenses                                        $  4,312               24,836

   Note payable                                                                   15,808                    -
                                                                       -----------------    -----------------

      Total liabilities                                                           20,120               24,836
                                                                       -----------------    -----------------

Commitments

Stockholders' deficit:
   Preferred stock, $.01 par value, 500,000 shares

     authorized, no shares issued and outstanding                                      -                    -
   Common stock, $.01 par value, 200,000,000 shares
     authorized, 70,000,000 shares issued and outstanding                        700,000              700,000
   Additional paid-in capital                                                 10,863,247           10,863,247
   Deficit accumulated during the development stage                         (11,582,538)         (11,588,083)
                                                                       -----------------    -----------------

      Total stockholders' deficit                                               (19,291)             (24,836)
                                                                       -----------------    -----------------

       Total liabilities and stockholders' deficit                                $  829                    -
                                                                       =================    =================

                              The accompanying notes are an integral part of these financial statements.

                                                    OPENLiMiT, INC.
                                             (A Development Stage Company)
                                               STATEMENTS OF OPERATIONS
                                        Years Ended December 31, 2006 and 2005

                                                                                                          Cumulative
                                                                                                         Amounts from
                                                                                                         September 1,
                                                                                                         2005 through
                                                                                                         December 31,
                                                                   2006                 2005                 2006
                                                             -----------------    -----------------    -----------------

Revenue                                                  $                  -                    -                    -

General and administrative costs                                     (37,467)            (112,385)             (57,923)

Gain on forgiveness of debt                                            43,012               14,618               57,630

Foreign exchange gain                                                       -                3,219                    -
                                                             -----------------    -----------------    -----------------

      Income (loss) before income taxes                                 5,545             (94,548)                (293)

Provision for income taxes                                                  -                    -                    -
                                                             -----------------    -----------------    -----------------

      Net income (loss) before

         discontinued operations                                        5,545             (94,548)                (293)

Loss from discontinued operations                                           -          (3,090,832)                    -
                                                             -----------------    -----------------    -----------------

      Net income (loss)                                  $              5,545          (3,185,380)                (293)
                                                             =================    =================    =================

Income (loss) per common share before

  discontinued operations - basic and diluted            $               0.00               (0.00)
                                                             =================    =================

Income (loss) per common share from

  discontinued operations - basic and diluted            $               0.00               (0.05)
                                                             =================    =================

Income (loss) per common share -

  basic and diluted                                      $               0.00               (0.05)
                                                             =================    =================

Weighted average common shares -
   basic and diluted                                               70,000,000           67,059,613
                                                             =================    =================

                              The accompanying notes are an integral part of these financial statements.

                                                                         OPENLiMiT, INC.
                                                                  (A Development Stage Company)
                                                               STATEMENTS OF STOCKHOLDERS' DEFICIT
                                                     June 15, 2001 (Date of Inception) to December 31, 2006
                                                                                                                                 Deficit
                                                                                                         Accumulated           Accumulated
                                                                                     Additional             Other               During the
                                                      Common Stock                     Paid-in          Comprehensive          Development
                                           -----------------------------------
                                               Shares              Amount              Capital              Income                Stage                Total
                                           ----------------     --------------      --------------     -----------------     -----------------     ---------------

Balance at June 15, 2001                                 -   $              -    $              -   $                 -   $                 -   $               -

Common stock issued for cash at

  CHF 100 per share - June 15, 2001                  1,000                 10              72,143                     -                     -              72,153

Net income                                               -                  -                   -                     -                     -                   -
                                           ----------------     --------------      --------------     -----------------     -----------------     ---------------

Balance at December 31, 2001                         1,000                 10              72,143                     -                     -              72,153

Common stock split 100 for 1 -

  August 14, 2002                                   99,000                990               (990)                     -                     -                   -

Common stock issued for cash at

  CHF 1 per share - October 4, 2002                120,000              1,200              85,384                     -                     -              86,584

Net loss                                                 -                  -                   -                     -              (67,411)            (67,411)
                                           ----------------     --------------      --------------     -----------------     -----------------     ---------------

Balance at December 31, 2002                       220,000              2,200             156,537                     -              (67,411)              91,326

Common stock split 10 for 1 -

  February 3, 2003                               1,980,000             19,800            (19,800)                     -                     -                   -

Common stock issued for rights and

  technology - February 3, 2003                 39,800,000            398,000           (397,999)                     -                     -                   1
                                           ----------------     --------------      --------------     -----------------     -----------------     ---------------

Balance at April 24, 2003                       42,000,000            420,000           (261,262)                     -              (67,411)              91,327

                                           The accompanying notes are an integral part of these financial statements.

                                                                          OPENLiMiT, INC.
                                                                  (A Development Stage Company)
                                                               STATEMENTS OF STOCKHOLDERS' DEFICIT
                                                     June 15, 2001 (Date of Inception) to December 31, 2006

Balance at April 24, 2003                       42,000,000            420,000            (261,262)                    -              (67,411)              91,327

Acquisition of Jure Holdings, Inc.

  - Recapitalization                             3,617,084             36,171            (35,816)                     -                     -                 355

Common stock issued for:
  Finders' fee in acquisition

   acquisition of Jure Holdings, Inc.            2,400,000             24,000            (24,000)                     -                     -                   -

  Consulting services                              770,000              7,700             646,800                     -                     -             654,500

  Debt                                           5,365,427             53,654           2,092,517                     -                     -           2,146,171

  Consulting                                        10,000                100               7,900                     -                     -               8,000

  Consulting                                       280,000              2,800             221,200                     -                     -             224,000

Foreign exchange loss                                    -                  -                   -             (271,624)                     -           (271,624)

Net loss                                                 -                  -                   -                     -           (3,617,853)         (3,617,853)
                                           ----------------     --------------      --------------     -----------------     -----------------     ---------------

Balance at December 31, 2003                    54,442,511            544,425           2,647,339             (271,624)           (3,685,264)           (765,124)

 The accompanying notes are an integral part of these financial statements.

                                                                          OPENLiMiT, INC.
                                                                  (A Development Stage Company)
                                                               STATEMENTS OF STOCKHOLDERS' DEFICIT
                                                     June 15, 2001 (Date of Inception) to December 31, 2006

Balance at December 31, 2003                    54,442,511            544,425           2,647,339             (271,624)           (3,685,264)           (765,124)

Common stock issued for:

  Debt                                           3,611,747             36,117           2,181,603                     -                     -           2,217,720

  Consulting                                     1,231,624             12,316             868,238                     -                     -             880,554

  Cash                                             300,000              3,000             162,000                     -                     -             165,000

Foreign exchange loss                                    -                  -                   -             (200,366)                     -           (200,366)

Net loss                                                 -                  -                   -                     -           (4,415,711)         (4,415,711)
                                           ----------------     --------------      --------------     -----------------     -----------------     ---------------

Balance at December 31, 2004                    59,585,882            595,858           5,859,180             (471,990)           (8,100,975)         (2,117,927)

Common stock issued for:

  Cash                                           7,832,500             78,326           2,962,664                     -                     -           3,040,990

  Debt                                           2,581,618             25,816           1,161,728                     -                     -           1,187,544

Warrants issued for debt                                 -                  -             879,675                     -                     -             879,675

Foreign exchange loss                                    -                  -                   -               155,343                     -             155,343

Dividend in kind                                         -                  -                   -               316,647             (301,728)              14,919

Net loss                                                 -                  -                   -                     -           (3,185,380)         (3,185,380)
                                           ----------------     --------------      --------------     -----------------     -----------------     ---------------

Balance at December 31, 2005                    70,000,000            700,000          10,863,247                     -          (11,588,083)            (24,836)

Net income                                               -                  -                   -                     -                 5,545               5,545
                                           ----------------     --------------      --------------     -----------------     -----------------     ---------------

Balance at December 31, 2006                    70,000,000   $        700,000    $     10,863,247   $                 -   $      (11,582,538)   $        (19,291)
                                           ================     ==============      ==============     =================     =================     ===============
                              The accompanying notes are an integral part of these financial statements.

                                                      OPENLiMiT, INC.
                                               (A Development Stage Company)
                                                  STATEMENTS OF CASH FLOWS
                                           Years Ended December 31, 2006 and 2005
                                                                                                               Cumulative
                                                                                                              Amounts from
                                                                                                              September 1,
                                                                                                              2005 through
                                                                                                              December 31,
                                                                           2006               2005                2006
                                                                       --------------    ----------------   -----------------
Cash flows from operating activities:

Net income (loss)                                                  $           5,545            (94,548)               (293)
   Adjustments to reconcile net income (loss) to net
     cash used in operating activities:

      Gain on forgiveness of debt                                           (43,012)                   -            (43,012)

      Increase in prepaid expenses                                             (829)                   -               (829)
      Increase (decrease) in accounts payable

        and accrued expenses                                                  22,488            (70,706)              27,771

      Net cash used in discontinued operations                                     -         (2,875,736)                   -
                                                                       --------------    ----------------   -----------------

         Net cash used in operating activities                              (15,808)         (3,040,990)            (16,363)
                                                                       --------------    ----------------   -----------------

Cash flows from investing activities:                                              -                   -                   -
                                                                       --------------    ----------------   -----------------

Cash flows from financing activities:

Proceeds from note payable                                                    15,808                   -              15,808

Issuance of common stock                                                           -           3,040,990                   -
                                                                       --------------    ----------------   -----------------

         Net cash provided by financing activities                            15,808           3,040,990              15,808
                                                                       --------------    ----------------   -----------------

         Net decrease in cash                                                      -                   -               (555)

Cash, beginning of period                                                          -                   -                 555
                                                                       --------------    ----------------   -----------------

Cash, end of period                                                $               -                   -                   -
                                                                       ==============    ================   =================

                              The accompanying notes are an integral part of these financial statements.

OPENLiMiT, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 and 2005

Note 1 – Organization and Summary of Significant Accounting Policies

Organization

OPENLiMiT, Inc. (“the Company”) was incorporated on September 12, 1989, under the laws of the State of Florida. The Company was incorporated under the name of Thor Ventures Corp. On November 26, 2002, the Company changed its name to Jure Holdings, Inc., and on April 25, 2003 the Company changed its name to OPENLiMiT, Inc.

On April 25, 2003, the Company completed a reverse acquisition under a Stock Exchange Agreement (“RTO”) with OPENLiMiT Holding AG (“OPENLiMiT AG”), a Swiss corporation. Pursuant to the agreement, the Company issued to the shareholders of OPENLiMiT AG 42,000,000 shares in exchange for the 4,200,000 shares that constituted all the issued and outstanding shares of OPENLiMiT AG. OPENLiMiT AG wholly owned OPENLiMiT Access Marketing AG, a Swiss corporation; OPENLiMiT Access Marketing AG, a German subsidiary of OPENLiMiT Access Marketing AG, Switzerland; Bonneville Group AG, a Swiss corporation; SignCubes GmbH, a German corporation; OPENLiMiT Tower AG, a Swiss corporation; OPENLiMiT Services AG, a Swiss corporation and OPENLiMiT Services GmbH, a German corporation. Immediately before the date of the RTO, the Company had 200,000,000 shares authorized and 3,617,084 shares of common stock issued and outstanding. Pursuant to the RTO, all of the 4,200,000 issued and outstanding shares of common stock of OPENLiMiT AG were exchanged for 42,000,000 shares of the Company, on a 10 to 1 basis. Immediately after the RTO, the management of OPENLiMiT AG took control of the board and officer positions of the Company, constituting a change of control. Because the former owners of OPENLiMiT AG gained control of the Company, the transaction would normally have been considered a purchase by OPENLiMiT. However, since the Company was not a business, the transaction was not considered to be a business combination. Instead, the transaction was accounted for as a recapitalization of OPENLiMiT AG and the issuance of stock by OPENLiMiT AG (represented by the outstanding shares of the Company) was for the assets and liabilities of the Company. The value of the net assets of the Company acquired by OPENLiMiT AG was the same as their historical book value, being $355.

On September 1, 2005, the Company spun-off to its shareholders, on a pro-rata basis, all issued and outstanding shares of its wholly owned subsidiary OPENLiMiT AG, together with all of its wholly owned subsidiaries which was the only significant asset of the Company.

The Company’s management is presently searching for a suitable business opportunity, by acquisition or business combination.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

OPENLiMiT, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 and 2005

Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Income Taxes

Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Earnings Per Share

The computation of basic earnings per common share is based on the weighted average number of shares outstanding during the year.

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the year. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive. The Company does not have any stock options or warrants outstanding at December 31, 2006 and 2005.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Translation of Foreign Currencies

Liabilities related to the Company’s foreign currency transactions are translated into U.S. dollars at the applicable exchange rates at year-end. Net gains or losses resulting from the translation of the Company’s liabilities are reflected as a separate component of stockholders’ equity. A negative translation impact on stockholders’ equity reflects a current relative U.S. dollar value higher than at the point in time that the transaction occurred in a foreign currency. A positive translation impact would result from a U.S. dollar weaker in value than at the point in time the transaction occurred.

The Company’s functional currency was the Swiss Franc up to August 31, 2005, and the reporting currency was the U.S. dollar. Effective September 1, 2005 the Company’s functional currency became the U.S. dollar.

OPENLiMiT, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 and 2005

Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” This statement clarifies the accounting for uncertainty in income tax positions. The provisions of FIN 48 will be effective for OPENLiMiT starting in first quarter of 2007, with the cumulative effect of the change, if material, recorded as an adjustment to opening retained earnings. Management is currently evaluating the impact of FIN 48 on the financial statements.

Stock-Based Compensation

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (SFAS) 123R, Share-Based Payment, using the modified prospective method. This statement requires the Company to recognize compensations cost based on the grant date fair value of options granted to employees and directors. Prior to December 31, 2005, the Company accounted for its stock-based employee compensation plans under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations, and had adopted the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation.

Note 2 — Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As of December 31, 2006, the Company has an accumulated deficit and a working capital deficiency. The Company intends to fund operations through debt and equity financing arrangements, which may be insufficient to fund its cash requirements for the next twelve months.

The successful outcome of future activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 – Note Payable

During 2006, the Company received cash advances from an unrelated individual. The amounts were recorded as a note payable which is unsecured, noninterest bearing, and due on demand.

OPENLiMiT, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 and 2005

Note 4 – Common Stock Options and Warrants

The Company has established a Compensation Benefit Plan. Under the plan, the Company may issue stock or grant stock purchase options to its employees, consultants or advisors. The maximum number of shares that can be issued under this plan is 5,000,000. All shares issued under this plan are being recorded at their fair market value. No shares were issued under this plan during 2006 and 2005. During 2005 the Company:

o     Issued 3,300,000 common shares for total proceeds of $1,227,990 and issued 2,000,000 share-purchase warrants to an unrelated company. Each share-purchase warrant entitles the holder to purchase one common share of the Company at $0.40 per share, exercisable within two years. The warrants must be exercised on or before March 1, 2007.

o     Issued 1,332,500 common shares and 1,332,500 share-purchase warrants to unrelated companies for total proceeds of $533,000. Each share-purchase warrant entitles the holder to purchase one common share at $0.40 per share, exercisable within two years. Out of the total amount of warrants issued, 1,000,000 must be exercised on or before March 16, 2007 and 332,500 must be exercised on or before March 23, 2007.

o      Issued 3,200,000 common shares and 3,200,000 share-purchase warrants to an unrelated company for total proceeds of $1,280,000. The warrants must be exercised at the price of $0.40 per share on or before May 2, 2007.

o     On May 5, 2005, the Company settled $ 1,032,647 loan payable to a director by issuance of 2,581,618 common shares and 5,163,236 warrants. The shares were issued at a price of $0.46 per share, for total value of $1,187,544, and the warrants had a fair value, calculated using the Black Scholes pricing model, of $879,675. The value of warrants has been recorded as contributed surplus and included in loss on settlement of debt. The issuance of the shares and warrants resulted in a loss on settlement of debt of $1,034,572. The warrants could be exercised on or before May 5, 2007. The fair value of warrants has been calculated using the Black-Scholes Option Pricing Model with the following assumptions:

Risk-free interest rate                            3.7%

Expected dividend yield                         -

Expected stock price volatility                53%

Expected life                                          2 years

Effective September 2, 2005, all share-purchase warrants were cancelled.

OPENLiMiT, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 and 2005

Note 5 – Income Taxes

The difference between income taxes at statutory rates and the amount presented in the financial statements is a result of the following:

                                                                          2006                 2005

         Income tax at statutory rates                           $         1,000              (32,000)
         Change in valuation allowance                                    (1,000)              32,000

                                                                 $         -                     -

Deferred tax assets are as follows:
                                                                         2006                  2005

         Net operating loss carryforwards                        $       319,000              320,000
         Valuation allowance                                            (319,000)            (320,000)

                                                                 $         -                     -

The Company has net operating loss carryforwards are approximately as follows:

                                                   Amount                  Year of Expiration

                                           $         48,000                       2018
                                                      7,000                       2021
                                                      7,000                       2022
                                                    339,000                       2023
                                                    441,000                       2024
                                                     95,000                       2025

                                           $        937,000

The amount of net operating loss carryforwards that can be used in any one year will be limited by significant changes in the ownership of the Company and by the applicable tax laws which are in effect at the time such carryforwards can be utilized.

Note 6 – Gain on Forgiveness of Debt

During the years ended December 31, 2006 and 2005, OPENLiMiT AG paid certain expenses and liabilities on behalf of the Company totaling $43,012 and $14,618, respectively. OPENLiMiT AG has forgiven these amounts and the Company has recorded a gain on forgiveness of debt.

OPENLiMiT, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 and 2005

Note 7 – Supplemental Cash Flow Information

No cash amounts have been paid for interest or income taxes since inception.

During the year ended December 31, 2005, the Company:

o     Issued a dividend in kind of $301,728 (see Note 9)

o     Issued 2,581,618 common shares valued at $1,187,544 and 5,163,236 warrants valued at $879,675 in exchange for a loan payable, to a director of the Company, of $1,032,647 (see Note 4)

Note 8 – Fair Value of Financial Statements

The Company’s financial instruments consist of prepaid expenses. The carry amount of prepaid expenses approximates fair value because of the short-term nature of this item.

Note 9 – Discontinued Operations

On July 15, 2005, the Company sold for CHF 1.00, to an unrelated party, two wholly owned subsidiaries of OPENLiMiT AG: OPENLiMiT Access Marketing AG, Switzerland, and OPENLiMiT Access Marketing AG, Germany. The decision to sell these subsidiaries was based on management’s intent to focus resources on product development and the Original Equipment Manufacturer sales marketing strategy. The loss on sale of these subsidiaries has been included in the loss from discontinued operations.

On August 1, 2005, the board of directors of the Company agreed to a spin-off of all issued and outstanding shares of its 100% owned subsidiary OPENLiMiT AG. The effective date of the spin-off was September 1, 2005. OPENLiMiT AG was the only significant asset of the Company. The fair value, being equal to the net book value, of OPENLiMiT AG on the spin-off date was $301,728, which was recorded as dividend in kind in the books of the Company. Prior to the spin-off, effective June 30, 2005, the Company had forgiven $11,017,554 intercompany loan amount owing from OPENLiMiT AG. OPENLiMiT AG’s shares are presently trading on the Berlin Stock Exchange and on the Frankfurt Stock Exchange.

OPENLiMiT AG is a technology and marketing company headquartered in Baar, Switzerland. OPENLiMiT AG has developed digital signature and encryption software, enhancing the provability and security of electronic business transactions, electronic workflow, communication processes and data. OPENLiMiT AG maintains several wholly-owned subsidiaries in Switzerland and Germany. The wholly-owned subsidiaries perform various functions, including product and e-Commerce development, sales and marketing, customer and sales organization support, licensing, consulting, training and registration authorization.

                                                   ZAG HOLDING AG AND SUBSIDIARIES

                                                    (A Development Stage Company)

                                                         FINANCIAL STATEMENTS

                                                       March 31, 2007 and 2006

                                                                 INDEX

                                                                                        Page

              Balance Sheets                                                            FC-2

              Statements of Operations                                                  FC-3

              Statements of Cash Flows                                                  FC-4

              Notes to Financial Statements                                             FC-5

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------- ---- ------------------ ---- -----------------
                                                                                   March 31,
                                                                                     2007                December 31,
                                                                                  (unaudited)                2006
                                                                               ------------------      -----------------
ASSETS
CURRENT ASSETS
     Cash                                                                   $            224,801    $            99,979
     Marketable securities                                                                     -                242,048
     Other current assets                                                                 49,099                 30,205
                                                                               ------------------      -----------------
        TOTAL CURRENT ASSETS                                                             273,900                372,232
                                                                               ------------------      -----------------
PROPERTY AND EQUIPMENT, NET                                                              151,035                153,363
                                                                               ------------------      -----------------
OTHER ASSETS
     Deposits                                                                             50,676                 42,669
     Prepaid building costs                                                              637,208                538,499
     Investments                                                                       2,998,520                978,523
                                                                               ------------------      -----------------
        TOTAL OTHER ASSETS                                                             3,686,404              1,559,691
                                                                               ------------------      -----------------
TOTAL ASSETS                                                                $          4,111,339    $         2,085,286
                                                                               ==================      =================

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
     Accounts payable                                                       $             20,350    $           139,303
     Accrued expenses                                                                    672,047                590,128
     Deposits on stock                                                                 6,573,111              4,703,429
     Advances from related parties                                                     1,531,726                682,008
                                                                               ------------------      -----------------
        TOTAL CURRENT LIABILITIES                                                      8,797,234              6,114,868
                                                                               ------------------      -----------------
COMMITMENTS AND CONTINGENCIES                                                                  -                      -
                                                                               ------------------      -----------------

STOCKHOLDERS' DEFICIT
     Common stock, par value of $0.8192; 600,000 shares
         authorized, 600,000 shares issued and outstanding                               491,521                491,521
     Accumulated other comprehensive income (loss)                                           126              (139,874)
     Retained earnings prior to development stage                                          1,602                  1,602
     Accumulated deficit during development stage                                    (5,179,144)            (4,382,831)
                                                                               ------------------      -----------------
        TOTAL STOCKHOLDERS' DEFICIT                                                  (4,685,895)            (4,029,582)
                                                                               ------------------      -----------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                 $          4,111,339    $         2,085,286
                                                                               ==================      =================

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
----------------------------------------------------------------------------------------------- ---- --------------------

                                                                                                      From Inception of
                                                                                                      Development Stage
                                                                   Three Months Ended                 (January 1, 2005)
                                                          -------------------------------------
                                                            March 31,             March 31,             to March 31,
                                                               2007                 2006                    2007
                                                           (unaudited)           (unaudited)             (unaudited)
                                                          ---------------      ----------------      --------------------

REVENUES                                               $               -    $                -    $                    -

COST OF SALES                                                          -                     -                         -
                                                          ---------------      ----------------      --------------------

     Gross Profit                                                      -                     -                         -
                                                          ---------------      ----------------      --------------------

EXPENSES
     Administrative                                              379,627               149,546                 2,300,715
     Salaries and wages                                          220,048                45,349                   764,238
     Marketing and sales                                          40,641                10,478                   179,244
     Depreciation, amortization, and impairments                  14,746                 4,763                   739,246
                                                          ---------------      ----------------      --------------------
        Total Expenses                                           655,062               210,136                 3,983,443
                                                          ---------------      ----------------      --------------------

LOSS FROM OPERATIONS                                           (655,062)             (210,136)               (3,983,443)
                                                          ---------------      ----------------      --------------------

OTHER INCOME (EXPENSE)
     Interest expense                                           (13,509)               (3,812)                  (59,813)
     Interest income                                                 482                     -                       660
     Loss on sale of marketable securities                     (128,224)                     -               (1,136,548)
                                                          ---------------      ----------------      --------------------
        Total Other Income (Expense)                           (141,251)               (3,812)               (1,195,701)
                                                          ---------------      ----------------      --------------------

LOSS BEFORE TAXES                                              (796,313)             (213,948)               (5,179,144)

INCOME TAX EXPENSE                                                     -                     -                         -
                                                          ---------------      ----------------      --------------------

NET LOSS                                                       (796,313)             (213,948)               (5,179,144)

OTHER COMPREHENSIVE INCOME (LOSS)                                140,000              (13,596)                       126
                                                          ---------------      ----------------      --------------------

NET COMPREHENSIVE INCOME (LOSS)                        $       (656,313)    $        (227,544)    $          (5,179,018)
                                                          ===============      ================      ====================

BASIC AND DILUTED NET LOSS PER SHARE                   $          (1.33)    $           (0.36)
                                                          ===============      ================

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING,
     BASIC AND DILUTED                                           600,000               600,000
                                                          ===============      ================

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS
----------------------------------------------------- ---- --------------- ---- ---------------- ---- -------------------
                                                                                                      From Inception of
                                                                    Three Months Ended                Development Stage
                                                           -------------------------------------
                                                             March 31,             March 31,          (January 1, 2005) to
                                                                2007                 2006               March 31, 2007
                                                            (unaudited)           (unaudited)            (unaudited)
                                                           ---------------      ----------------      -------------------

CASH FLOWS FROM OPERATING ACTIVITIES
      Net loss                                          $       (796,313)    $        (227,544)    $         (5,179,144)
      Depreciation, amortization, and impairments                  14,747                 4,763                  739,247
      Loss on securities acquired as a deposit on
      stock                                                       128,224                     -                1,136,548
      Adjustments to reconcile net loss to net cash
      used by operations:
         Decrease (increase) in other current assets             (18,894)               (1,000)                 (49,099)
         Increase (decrease)  in accounts payable               (118,953)                 1,000                   20,350
         Increase (decrease)  in accrued expenses                  81,919                 1,000                  672,047
                                                           ---------------      ----------------      -------------------
Net cash used by operating activities                           (709,270)             (221,781)              (2,660,051)
                                                           ---------------      ----------------      -------------------

CASH FLOWS FROM INVESTING ACTIVITIES
         Purchase of equipment                                   (12,418)               (9,763)                (222,939)
         Acquisition of deposits                                  (8,007)               (1,000)                 (50,676)
         Acquisition of intangibles                                     -                     -                (667,341)
         Acquisition of prepaid building costs                   (98,709)                     -                (637,208)
         Sale of investments                                      700,000                     -                  700,000
         Acquisition of investments                           (2,719,997)                     -              (3,698,520)
                                                           ---------------      ----------------      -------------------
Net cash used in investing activities                         (2,139,131)              (10,763)              (4,576,684)
                                                           ---------------      ----------------      -------------------

CASH FLOWS FROM FINANCING ACTIVITIES
         Net proceeds from deposit on stock                     1,869,682                     -                3,684,406
         Proceeds from sale of securities                         253,823                     -                1,752,156
         Advances from related parties                            849,718               182,544                1,531,726
         Proceeds from sales of stock                                   -                     -                  491,521
         Other                                                          -                     -                    1,729
                                                           ---------------      ----------------      -------------------
Net cash provided by financing activities                       2,973,223               182,544                7,461,538
                                                           ---------------      ----------------      -------------------

NET INCREASE (DECREASE) IN CASH                                   124,822              (50,000)                  224,803

Accumulated other comprehensive income (loss)                           -                     -                      (2)

CASH - Beginning of period                                         99,979               129,750                        -
                                                           ---------------      ----------------      -------------------
CASH - End of period                                    $         224,801    $           79,750    $             224,801
                                                           ===============      ================      ===================
                                                                        -                                              -
SUPPLEMENTAL CASH FLOW DISCLOSURES:
      Interest expense                                  $               -    $                     $                   -
                                                           ===============      ================      ===================
      Income taxes                                      $               -    $                     $                   -
                                                           ===============      ================      ===================

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 1 – DESCRIPTION OF BUSINESS

ZAG Holding AG with its subsidiaries (hereinafter “the Company”) is a Swiss company incorporated December 18, 2001 and having its registered seat in Zug, Switzerland. In January 2005, the Company entered a new development stage when it changed its business focus to the development of private equity financial products, whose funds will be invested primarily in the hospitality and related industry.

The Company has a wholly-owned active subsidiary, Sunvesta Projects and Management AG, also a Swiss Company that is consolidated in these financial statements. The Company also has additional, wholly-owned subsidiaries which are dormant: Sunvesta Turistik Yatririm VE and Sunvesta Costa Rica Marketing & Sales Ltda.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements – Recent

In February, 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (hereinafter “SFAS No. 159”). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although earlier adoption is permitted. Management has not determined the effect that adopting this statement would have on the Company’s financial condition or results of operation.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.

Comprehensive Income

Effective January 1, 1998, the Company adopted SFAS No. 130, “Reporting Comprehensive Income” (hereinafter “SFAS No. 130”), which was issued in June 1997. SFAS No. 130 establishes rules for the reporting and display of comprehensive income and its components, but had no effect on the Company’s net income (loss) or total stockholders’ equity. SFAS No. 130 requires unrealized gains and losses on the Company’s available-for-sale securities, and foreign currency translation gain or loss to be included in comprehensive income.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — continued

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At March 31, 2007 and December 31, 2006, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of “basic” and “diluted” earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted loss per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Fair Value of Financial Instruments

The Company’s financial instruments as defined by Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at March 31, 2007 and December 31, 2006.

Foreign Currency Translation and Other Comprehensive Income

The Company has adopted Financial Accounting Standard No. 52. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Gains or losses are included in income for the year. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — continued

Foreign Currency Translation and Other Comprehensive Income — continued

The Company maintains its main office Zug, Switzerland, and its functional currency is the Swiss Franc. Assets and liabilities of the Company’s foreign operations are translated into U.S. dollars at the year-end exchange rates, and revenue and expenses are translated at the average exchange rate during the period. The net effect of exchange difference arising from currency translation is disclosed as a separate component of stockholders’ equity. Realized gains and losses from foreign currency transactions are reflected in the results of operations.

Going Concern

As shown in the accompanying financial statements, the Company had negative working capital and an accumulated deficit at March 31, 2007. The Company is currently putting technology in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management has established plans designed to increase the sales of the Company’s products, and decrease debt. The Company plans on continuing to reduce expenses, and with small gains in any combination of network sales, direct sales, international sales, and warehouse sales, believe that they will eventually be able to reverse the present deficit. Management intends to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan. Management plans include negotiations to convert significant portions of existing debt into equity.

An estimated $10 million is believed necessary to continue operations and increase development through the next fiscal year. The timing and amount of capital requirements will depend on a number of factors, including demand for products and services and the availability of opportunities for international expansion through affiliations and other business relationships. Management intends to seek new capital from new equity securities issuances to provide funds needed to increase liquidity, fund internal growth, and fully implement its business plan.

Investments

The Company’s investments consist of nonmarketable equity securities. These investments, for which the Company does not have the ability to exercise significant influence in the underlying company, are accounted for under the cost method of accounting. Dividends and other distributions of earnings, if any, are included in income when declared. The Company periodically evaluates the carrying value of its investments, and records its investments at the lower of cost or estimated net realizable value. See Notes 3 and 5.

Marketable Securities

Pursuant to Statement of Financial Accounting Standards (SFAS) No. 115, the Company’s investments in securities are classified as either trading, held to maturity, or available-for-sale. During the period ended March 31, 2007 and the year ended December 31, 2006, the Company did own securities classified as available-for-sale.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — continued

Long-lived Assets

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations, and requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Accordingly, the Company reviews the carrying amount of long-lived assets for impairment where events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment would include a comparison of estimated future cash flows anticipated to be generated during the remaining life of the assets to the net carrying value of the assets.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Sunvesta Projects and Management AG. All significant transactions and balances among the companies included in the consolidated financial statements have been eliminated. Investments in which we are not able to exercise significant influence over the investee and which do not have readily determinable fair values are accounted for under the cost method.

Property and Equipment

Property and equipment are stated at cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

Provision for Taxes

The Company is subject to Swiss income taxes.

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — continued

Revenue Recognition

In 2006 and 2007, ZAG Holding AG did not have revenues. Management of the Company expects that in future years revenues will be derived from the rental of hotel rooms and from the sale of fractional interests in buildings. There may be other sources of ancillary revenue. The Company will recognize room rental revenue at the time that it has a nonrefundable right to rental payments. The Company will recognize revenue from sales of real estate when persuasive evidence of an arrangement (such as a contract) exists, when title transfer or performance has occurred, provided the price (or fee) is fixed or determinable and collection is probable. The Company assesses whether the price (or fee) is fixed and determinable based on the payment terms associated with the transaction. If a fee is based upon a variable such as acceptance by the customer, the Company accounts for the fee as not being fixed and determinable. In these cases, the Company defers revenue and recognizes it when it becomes due and payable. Up-front engagement fees are recorded as deferred revenue and amortized to income on a straight-line basis over the term of the agreement; although the fee is due and payable at the time the agreement is signed or upon annual renewal. The Company assesses the probability of collection based on a number of factors, including past transaction history with the customer and the current financial condition of the customer. If the Company determines that collection of a fee is not reasonably assured, revenue is deferred until the time collection becomes reasonably assured.

The Company’s strategy may include entering into collaborative agreements with strategic partners for the development, commercialization and distribution of its product candidates. Such collaboration agreements may have multiple deliverables. The Company evaluates multiple deliverable arrangements pursuant to Emerging Issues Task Force (EITF) 00-21, “Revenue Arrangements with Multiple Deliverables.” Pursuant to EITF 00-21, in arrangements with multiple deliverables where the Company has continuing performance obligations, contract, milestone and license fees are recognized together with any up-front payments over the term of the arrangement as performance obligations are completed, unless the deliverable has stand alone value and there is objective, reliable evidence of fair value of the undelivered element in the arrangement. In the case of an arrangement where it is determined there is a single unit of accounting, all cash flows from the arrangement are considered in the determination of all revenue to be recognized. Cash received in advance of revenue recognition is recorded as deferred revenue.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 3 – MARKETABLE SECURITIES

During the period ended March 31, 2007, the Company sold all of its remaining marketable securities at a loss of $128,224. The Company has no additional marketable securities at March 31, 2007. At December 31, 2006, the Company’s marketable securities, valued at market prices, were comprised of the following:

------------------------------- ----------------- --- ----------------- --- --------------- --- -------------
Security                          # of Shares           Market Value             Cost            Unrealized
                                                                                                    Loss
------------------------------- ----------------- --- ----------------- --- --------------- --- -------------
------------------------------- ----------------- --- ----------------- --- --------------- --- -------------
OPENLiMiT Holding AG                      81,580   $           242,048   $         382,048   $     (140,000)
------------------------------- ----------------- --- ----------------- --- --------------- --- -------------

---------------------------------------------------------------------------------------------------------------------------------------

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The useful lives of property, plant and equipment for purposes of computing depreciation are three to five years. The following is a summary of property, equipment, and accumulated depreciation:

                --------------------------------------------- --- ------------------- --- ------------------
                                                                    March 31, 2007        December 31, 2006
                --------------------------------------------- --- ------------------- --- ------------------
                --------------------------------------------- --- ------------------- --- ------------------
                IT Equipment                                   $             133,353   $            120,935
                --------------------------------------------- --- ------------------- --- ------------------
                --------------------------------------------- --- ------------------- --- ------------------
                Furniture & Equipment                                         27,804                 27,804
                --------------------------------------------- --- ------------------- --- ------------------
                --------------------------------------------- --- ------------------- --- ------------------
                Leasehold Improvements                                        61,784                 61,784
                --------------------------------------------- --- ------------------- --- ------------------
                --------------------------------------------- --- ------------------- --- ------------------
                    Total Assets                                             222,941                210,523
                --------------------------------------------- --- ------------------- --- ------------------
                --------------------------------------------- --- ------------------- --- ------------------
                Less: Accumulated Depreciation                              (71,906)               (57,160)
                --------------------------------------------- --- ------------------- --- ------------------
                --------------------------------------------- --- ------------------- --- ------------------
                Net Assets                                     $             151,035   $            153,363
                --------------------------------------------- --- =================== --- ==================

Depreciation and amortization expense for the period ended March 31, 2007 was $14,746 and for year ended December 31, 2006 was $57,160. The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts. Maintenance and repairs are expensed as incurred. Replacements and betterments are capitalized. The cost and related reserves of assets sold or retired are removed from the accounts, and any resulting gain or loss is reflected in results of operations.

NOTE 5 – COSTA RICAN INVESTMENT AND RELATED PROJECT COSTS

In 2006, the Company executed a purchase agreement to acquire Rich Land Investments Limitada (hereinafter “Rich Land”), a company incorporated in Costa Rica which owns a land lot and a concession to build a hotel and apartments on the land lot situated in the Papagayo Gulf Tourism Project area of Costa Rica. The agreement, as recently amended enables the Company to acquire all of the common stock of Rich Land by making a series of incremental payments aggregating $7,000,000 between May of 2006 and June 2007.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 5 - COSTA RICAN INVESTMENT AND RELATED PROJECT COSTS - continued

At March 31, 2007 and at December 31, 2006, the Company had made nonrefundable payments of approximately $3,700,000 and $980,000, respectively, against the purchase price. Subsequent to March 31, 2007, the Company made an additional payment of $2,000,000 on June 5, 2007. The remaining payment of $1,300,000 is contractually obligated to be paid on or before June 20, 2007.

At March 31, 2007 and at December 31, 2006, the Company had incurred $637,208 and $538,499, respectively of costs (principally consisting of architectural plans and drawings) related to construction of a luxury hotel and resort on the grounds of the aforementioned Costa Rica land lot. These project costs are recorded as prepaid building costs on the Company’s balance sheet.

Construction-Related Agreement

On March 19, 2007, the Company executed an agreement with Brues y Fernandez Construcciones S.A. (hereinafter “ByF”), a construction contractor based in Madrid, Spain. The agreement contained the following provisions:

1. ByF will act as the Company’s general contractor in the construction of a hotel on the Rich Land Investments Limitada land lot in the Papagayo Gulf Tourism Project area of Costa Rica. As the general contractor, ByF is entitled to recover its construction costs in addition to “12% as general costs” and “8% as profit”.

2. In the first year of the hotel project’s construction, ByF agrees to finance 20% of the project costs and the Company agrees to repay the ByF financing within one year of the construction’s commencement.

3. This agreement also states that in the event that the Company is unable to fulfill its obligation under the sale and purchase agreement to acquire Rich Land Investments Limitada (hereinafter “Rich Land”) by June 20, 2007, then ByF has the right, but not the obligation, to acquire the respective shares.

4. In connection with the agreement, ByF purchased 10% of the shares of Rich Land from the Company at the Company’s cost ($700,000) in March 2007. The Company agreed to buy back these shares at the same cost on or before June 20, 2007.

NOTE 6 – ADVANCES FROM RELATED PARTIES

The Company has the following unsecured, on demand advances from related parties at the dates shown:

                  ------------------------------------------- --- ------------------- --- ------------------
                                                                    March 31, 2007        December 31, 2006
                  ------------------------------------------- --- ------------------- --- ------------------
                  ------------------------------------------- --- ------------------- --- ------------------
                  Zypam Ltd.                                   $           1,277,752   $            518,168
                  ------------------------------------------- --- ------------------- --- ------------------
                  ------------------------------------------- --- ------------------- --- ------------------
                  HTV                                                        122,900                 81,920
                  ------------------------------------------- --- ------------------- --- ------------------
                  ------------------------------------------- --- ------------------- --- ------------------
                  Leasehold improvements                                     131,072                 81,920
                  ------------------------------------------- --- ------------------- --- ------------------
                  ------------------------------------------- --- ------------------- --- ------------------
                  Total                                        $           1,531,725   $            682,008
                  ------------------------------------------- --- =================== --- ==================

Zypam Ltd. and Mr. T. Tokay are shareholders of the Company, while HTV is a related party to Zypam. The majority of the advances received are from Zypam, which charges 3% interest on funds advanced. Zypam’s lending agreement with the Company contains a subordination clause wherein all other creditors of the Company were given a higher security interest.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 7 – DEPOSITS ON STOCK

During 2007 and 2006, a group of individuals executed investment agreements with the Company and deposited an aggregate amount of $6,573,111 and $4,703,429, respectively, (comprised of cash and marketable securities) with the Company. In the investment agreements, the investors agreed to accept varying amounts of shares in a NASDAQ OTCBB-listed company on or before July 30, 2007 in return for their deposits and also agreed to subordination clauses wherein all other creditors of the Company were given a higher security interest.

The investment agreements state that the Company intended to be taken over on or before April 30, 2007, now extended to July 31, by a NASDAQ OTCBB-listed company by means of a reverse acquisition.

Two of the investors have the right to convert their lending into shares of the above stated company; alternatively, they may claim repayments of the full amounts in cash (aggregate of $1,000,000).

NOTE 8 – CAPITAL STOCK

Common Stock

The Company is authorized to issue 600,000 shares of par common stock with a par value of one Swiss franc. All shares have equal voting rights and have one vote per share. Holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In its initial capitalization, the Company issued 60,000 shares of common stock for a total of $491,521 cash. During the year ended December 31, 2005, the Company had a 10-for-1 forward split and issued an additional 540,000 shares for a total outstanding of 600,000 shares. All references to shares outstanding in these financial statements and notes have been adjusted to reflect this stock split.

NOTE 9 – COMMITMENTS & CONTINGENCIES

Lease Payments

The Company has operating lease commitments for its premises and automobiles. The minimum annual lease commitments are as follows:

                  ------------------------- ---- ---------------- ---- ------------------
                                                     Office                  Cars
                                                   Facilities
                  ------------------------- ---- ---------------- ---- ------------------
                  ------------------------- ---- ---------------- ---- ------------------
                  2007                        $          136,412    $             56,973
                  ------------------------- ---- ---------------- ---- ------------------
                  ------------------------- ---- ---------------- ---- ------------------
                  2008                                   161,417                  86,169
                  ------------------------- ---- ---------------- ---- ------------------
                  ------------------------- ---- ---------------- ---- ------------------
                  2009                                   109,314                  62,236
                  ------------------------- ---- ---------------- ---- ------------------
                  ------------------------- ---- ---------------- ---- ------------------
                  2010                                   109,314                  23,073
                  ------------------------- ---- ---------------- ---- ------------------
                  ------------------------- ---- ---------------- ---- ------------------
                  2011                                         -                  12,498
                  ------------------------- ---- ---------------- ---- ------------------
                  ------------------------- ---- ---------------- ---- ------------------
                  Net                         $          516,457    $            240,949
                  ------------------------- ---- ================ ---- ==================

Litigation

On January 29, 2007, the Company received a decree from a Swiss juristic body based on a request of a third party. In substance, the decree proscribes the Company from transferring a certain percentage of its share capital. The Company’s management believes that the decree is lacking the requisite formal and material grounds and does not expect any adverse effects on its business or financial position.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 10 – CONCENTRATIONS

Foreign Operations

The accompanying balance sheets include approximately $2,998,520 and $978,523 of investments and $637,208 and $538,499 of prepaid building costs at March 31, 2007 and December 31, 2006, respectively, relating to the Company’s operations in Costa Rica. Although the country is considered politically and economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

NOTE 11 – RELATED PARTY TRANSACTIONS

The majority of the Company’s related party transactions are stated in Note 6. Certain of the Company’s related parties provided consulting services for a fee to the Company (and its subsidiary) in 2007 and 2006. Consulting expenses paid to (or accrued for) these parties totaled $98,304 and $295,590 at March 31, 2007 and December 31, 2006, respectively.

NOTE 12 – INCOME TAXES

At March 31, 2007 and December 31, 2006 the Company had deferred taxes, calculated at a blended rate of 40%, of approximately $2,016,000 and $1,808,400, respectively, principally arising from net operating loss carryforwards for Swiss (federal, cantonal, and communal) income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been recorded at March 31, 2007 and December 31, 2006.

The significant components of the Company’s deferred tax assets at March 31, 2007 and December 31, 2006 are as follows:

              ----------------------------------------------- --- ------------------- --- ------------------
                                                                    March 31, 2007        December 31, 2006
              ----------------------------------------------- --- ------------------- --- ------------------
              ----------------------------------------------- --- ------------------- --- ------------------
              Net operating loss carryforwards                 $           5,040,000   $          4,521,000
              ----------------------------------------------- --- =================== --- ==================
              ----------------------------------------------- --- =================== --- ==================

              ----------------------------------------------- --- ------------------- --- ------------------
              ----------------------------------------------- --- ------------------- --- ------------------
              Deferred tax asset - gross                       $           2,016,000   $          1,808,400
              ----------------------------------------------- --- ------------------- --- ------------------
              ----------------------------------------------- --- ------------------- --- ------------------
              Deferred tax asset valuation allowance                     (2,016,000)            (1,808,400)
              ----------------------------------------------- --- ------------------- --- ------------------
              ----------------------------------------------- --- ------------------- --- ------------------
              Net                                              $                   -   $                  -
              ----------------------------------------------- --- =================== --- ==================

At March 31, 2007, the Company has net operating loss carryforwards of approximately $5,180,000, which expire in the years 2012, 2013, and 2014. The net change in the allowance account was an increase of $207,600 for the year period ended March 31, 2007.

ZAG HOLDING AG AND SUBSIDIARIES

CONDENSED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS

March 31, 2007

NOTE 13 — SUBSEQUENT EVENTS

Costa Rican Investment

Subsequent to March 31, 2007, the Company made additional payments of $2,000,000 against the purchase price of the common stock of Rich Land Investments Limitada.

Stock Depositors

As stated in Note 7, a group of 30 individuals deposited the equivalent of $6,573,111 in cash and marketable securities with the Company in 2007 and 2006 in view of an anticipated reverse acquisition expected to close by April 30, 2007. In anticipation of a procedural delay, the Company and the investors have executed addendums to the original agreements, whereby the reverse acquisition is contemplated to take place between May 14 and June 18, 2007, with delivery of the shares on or before July 30, 2007.

                                                   ZAG HOLDING AG AND SUBSIDIARIES

                                                    (A Development Stage Company)

                                                         FINANCIAL STATEMENTS

                                                      December 31, 2006 and 2005

                                                                 INDEX

                                                                                        Page

              Independent Auditors' Report                                              FD-2
              Balance Sheets                                                            FD-4

              Statements of Operations                                                  FD-5

              Statements of Stockholders Deficit                                        FD-6

              Statements of Cash Flows                                                  FD-9

              Notes to Financial Statements                                             FD-10

Board of Directors

ZAG Holding AG

Zug, Switzerland

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We have audited the accompanying consolidated balance sheets of ZAG Holding AG. and subsidiaries as of December 31, 2006 and 2005 and the related consolidated statements of operations and comprehensive income (loss), stockholders’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ZAG Holding AG and subsidiaries as of December 31, 2006 and 2005 and the results of its operations, stockholders’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s significant and ongoing operating losses raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding the resolution of this issue are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Williams & Webster, P.S.

Williams & Webster, P.S.

Certified Public Accountants

Spokane, Washington

May 11, 2007

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS
---------------------------------------------------------------------- --- ---------------- ---- --- ----------------

                                                                            December 31,              December 31,
                                                                                2006                      2005
                                                                           ----------------          ----------------
ASSETS

CURRENT ASSETS
     Cash                                                               $           99,979        $          129,750
     Marketable securities                                                         242,048                         -
     Other current assets                                                           30,205                    18,395
                                                                           ----------------          ----------------
        TOTAL CURRENT ASSETS                                                       372,232                   148,145
                                                                           ----------------          ----------------

PROPERTY AND EQUIPMENT, NET                                                        153,363                    59,047
                                                                           ----------------          ----------------

OTHER ASSETS
     Deposits                                                                       42,669                    37,973
     Prepaid building costs                                                        538,499                         -
     Investments                                                                   978,523                         1
                                                                           ----------------          ----------------
        TOTAL OTHER ASSETS                                                       1,559,691                    37,974
                                                                           ----------------          ----------------

TOTAL ASSETS                                                            $        2,085,286        $          245,166
                                                                           ================          ================

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
     Accounts payable                                                   $          139,303       $            27,671
     Accrued expenses                                                              590,128                     3,485
     Deposits on stock                                                           4,703,429                         -
     Advances from related parties                                                 682,008                   504,728
                                                                           ----------------          ----------------
        TOTAL CURRENT LIABILITIES                                                6,114,868                   535,884
                                                                           ----------------          ----------------

COMMITMENTS AND CONTINGENCIES                                                            -                         -
                                                                           ----------------          ----------------

STOCKHOLDERS' DEFICIT
     Common stock, par value of $0.8192; 600,000 shares
        authorized, 600,000 shares issued and outstanding                          491,521                   491,521
     Accumulated other comprehensive income (loss)                               (139,874)                    23,277
     Retained earnings prior to development stage                                    1,602                     1,602
     Accumulated deficit during development stage                              (4,382,831)                 (807,118)
                                                                           ----------------          ----------------
        TOTAL STOCKHOLDERS' DEFICIT                                            (4,029,582)                 (290,718)
                                                                           ----------------          ----------------

TOTAL LIABILITIES AND
     STOCKHOLDERS' DEFICIT                                              $        2,085,286        $          245,166
                                                                           ================          ================

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------

                                                                                                     From Inception of
                                                                                                     Development Stage
                                                                    Year Ended                       (January 1, 2005)
                                                   --------------------------------------------
                                                         December 31,           December 31,           to December 31,
                                                             2006                   2005                    2006
                                                       -----------------      -----------------      -------------------

REVENUES                                            $                 -    $                 -    $                   -

COST OF SALES                                                         -                      -                        -
                                                       -----------------      -----------------      -------------------

     Gross Profit                                                     -                      -                        -
                                                       -----------------      -----------------      -------------------

EXPENSES
     Administrative                                           1,794,557                126,531                1,921,088
     Salaries and wages                                         544,190                      -                  544,190
     Marketing and sales                                        125,735                 12,868                  138,603
     Depreciation, amortization, and impairments                 57,159                667,341                  724,500
                                                       -----------------      -----------------      -------------------
        Total Expenses                                        2,521,641                806,740                3,328,381
                                                       -----------------      -----------------      -------------------

LOSS FROM OPERATIONS                                        (2,521,641)              (806,740)              (3,328,381)
                                                       -----------------      -----------------      -------------------

OTHER INCOME (EXPENSE)
     Interest expense                                          (45,748)                  (556)                 (46,304)
     Interest income                                                  -                    178                      178
     Gain (loss) on marketable securities                   (1,008,324)                      -              (1,008,324)
                                                       -----------------      -----------------      -------------------
        Total Other Income (Expense)                        (1,054,072)                  (378)              (1,054,450)
                                                       -----------------      -----------------      -------------------

LOSS BEFORE TAXES                                           (3,575,713)              (807,118)              (4,382,831)

INCOME TAX EXPENSE                                                    -                      -                        -
                                                       -----------------      -----------------      -------------------

NET LOSS                                                    (3,575,713)              (807,118)              (4,382,831)

OTHER COMPREHENSIVE INCOME (LOSS)                             (163,151)                 23,149                (139,874)
                                                       -----------------      -----------------      -------------------

NET COMPREHENSIVE INCOME (LOSS)                     $       (3,738,864)    $         (783,969)    $         (4,522,705)
                                                       =================      =================      ===================

BASIC AND DILUTED NET LOSS PER SHARE                $            (5.96)    $            (1.35)
                                                       =================      =================

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING,
     BASIC AND DILUTED                                          600,000                600,000
                                                       =================      =================

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

----------------------------------------------------------------------------------------------------- --- --- ------------- --- ---------------- --- ----------------

                                                                                          Retained            Accumulated
                                                                                          Earnings              Deficit           Accumulated
                                                                                          Prior to               During              Other                Total
                                                          Common Stock                  Development           Development        Comprehensive        Stockholders'
                                                  -----------------------------
                                                    Shares            Amount               Stage                 Stage           Income (Loss)       Equity(Deficit)
                                                  ----------- -- --- ---------- --- --- ------------- --- --- ------------- --- ---------------- --- ----------------

Balance, December 31, 2004                           600,000     $     491,521      $          1,602      $              -  $               128   $          493,251

Accumulated other comprehensive income                     -                 -                     -                     -               23,149               23,149

Net loss for the year ended December 31, 2005              -                 -                     -             (807,118)                    -            (807,118)
                                                  -----------        ----------         -------------         -------------     ----------------     ----------------

Balance, December  31, 2005                          600,000           491,521                 1,602             (807,118)               23,277            (290,718)

Accumulated other comprehensive income                     -                 -                     -                     -            (163,151)            (163,151)

Net loss for the year ended December 31, 2006              -                 -                     -           (3,575,713)                    -          (3,575,713)
                                                  -----------        ----------         -------------         -------------     ----------------     ----------------

Balance, December 31, 2006                           600,000     $     491,521      $          1,602      $    (4,382,831)  $         (139,874)          (4,029,582)
                                                  ===========        ==========         =============         =============     ================     ================

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------------------- --- --------------- --- -- ----------------

                                                                             Year Ended                            From
                                                              ----------------------------------------
                                                                    December 31,        December 31,           Inception to
                                                                        2006                2005               December 31,
                                                                   ---------------     ---------------
                                                                                                                   2006
                                                                                                              ----------------

CASH FLOWS FROM OPERATING ACTIVITIES
      Net loss                                                  $     (3,575,713)   $       (807,118)      $      (4,382,831)
      Depreciation, amortization, and impairments                          57,159             667,341                 724,500
      Loss on securities acquired as a deposit on stock                 1,008,324                   -               1,008,324
      Adjustments to reconcile net loss to net cash used by
      operations:
         Decrease (increase) in other current assets                     (10,345)            (19,860)                (30,205)
         Increase (decrease)  in accounts payable                         111,632              27,671                 139,303
         Increase (decrease)  in accrued expenses                         586,643               3,485                 590,128
                                                                   ---------------     ---------------        ----------------
Net cash used by operating activities                                 (1,822,300)           (128,481)             (1,950,781)
                                                                   ---------------     ---------------        ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
         Purchase of equipment                                          (151,474)            (59,047)               (210,521)
         Acquisition of deposits                                          (4,696)            (37,973)                (42,669)
         Acquisition of intangibles                                             -           (667,341)               (667,341)
         Acquisition of prepaid building costs                          (538,499)                   -               (538,499)
         Acquisition of investments                                     (978,523)                   -               (978,523)
                                                                   ---------------     ---------------        ----------------
Net cash used in investing activities                                 (1,673,192)           (764,361)             (2,437,553)
                                                                   ---------------     ---------------        ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds from deposit on stock                                 1,814,724                   -               1,814,724
         Proceeds from sale of securities  acquired as a deposit
         on stock                                                       1,498,333                   -               1,498,333
         Advances from related parties                                    177,280             504,728                 682,008
         Proceeds from sales of stock                                           -             491,521                 491,521
         Other                                                            (1,465)               3,194                   1,729
                                                                   ---------------     ---------------        ----------------
Net cash provided by financing activities                               3,488,872             999,443               4,488,315
                                                                   ---------------     ---------------        ----------------

NET INCREASE (DECREASE) IN CASH                                           (6,620)             106,601                  99,981

Accumulated other comprehensive income (loss)                            (23,151)              23,149                     (2)

CASH - Beginning of period                                                129,750                   -          -
                                                                   ---------------     ---------------        ----------------

CASH - End of period                                            $   99,979          $   129,750            $    99,979
                                                                   ===============     ===============        ================
                                                                    -                   -                      -
SUPPLEMENTAL CASH FLOW DISCLOSURES:
      Interest expense                                          $   -               $   -                  $   -
                                                                   ===============     ===============        ================
      Income taxes                                              $   -               $   -                  $   -
                                                                   ===============     ===============        ================

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 1 – DESCRIPTION OF BUSINESS

ZAG Holding AG and its subsidiaries (hereinafter “the Company”), is a Swiss company incorporated December 18, 2001 and having its registered seat in Zug, Switzerland. In January 2005, the Company entered a new development stage when it changed its business focus to the development of private equity financial products, whose funds will be invested primarily in the hospitality and related industry.

The Company has a wholly-owned active subsidiary, Sunvesta Projects and Management AG, also a Swiss Company that is consolidated in these financial statements. The Company also has additional, wholly-owned subsidiaries which are dormant: Sunvesta Turistik Yatririm VE and Sunvesta Costa Rica Marketing & Sales Ltda.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements

In February, 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (hereinafter “SFAS No. 159”). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although earlier adoption is permitted. Management has not determined the effect that adopting this statement would have on the Company’s financial condition or results of operation.

In September, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87,88,106, and 132(R)" (hereinafter “SFAS No. 158”). This statement requires an employer to recognize the overfunded or underfunded statues of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not for profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year end statement of financial position, with limited exceptions. The adoption of this statement had no immediate material effect on the Company’s financial condition or results of operations.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — continued

Accounting Pronouncements — continued

In September, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (hereinafter “SFAS No. 157”). This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosure about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements. This statement does not require any new fair value measurements, but for some entities, the application of this statement may change current practice. The adoption of this statement had no immediate material effect on the Company’s financial condition or results of operations.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (hereinafter “FIN 48”), which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140.” This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer’s financial assets that meets the requirements for sale accounting; a transfer of the servicer’s financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities in accordance with FASB Statement No. 115; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — continued

Accounting Pronouncements — continued

In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Standards No. 133 and 140” (hereinafter “SFAS No. 155”). This statement established the accounting for certain derivatives embedded in other instruments. It simplifies accounting for certain hybrid financial instruments by permitting fair value remeasurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133 as well as eliminating a restriction on the passive derivative instruments that a qualifying special-purpose entity (“SPE”) may hold under SFAS No. 140. This statement allows a public entity to irrevocably elect to initially and subsequently measure a hybrid instrument that would be required to be separated into a host contract and derivative in its entirety at fair value (with changes in fair value recognized in earnings) so long as that instrument is not designated as a hedging instrument pursuant to the statement. SFAS No. 140 previously prohibited a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections,” (hereinafter “SFAS No. 154”) which replaces Accounting Principles Board Opinion No. 20, “Accounting Changes”, and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements – An Amendment of APB Opinion No. 28". SFAS No. 154 provides guidance on accounting for and reporting changes in accounting principle and error corrections. SFAS No. 154 requires that changes in accounting principle be applied retrospectively to prior period financial statements and is effective for fiscal years beginning after December 15, 2005. Management does not expect SFAS No. 154 to have a material impact on the Company’s financial position, results of operations, or cash flows.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.

Comprehensive Income

Effective January 1, 1998, the Company adopted SFAS No. 130, “Reporting Comprehensive Income” (hereinafter “SFAS No. 130”), which was issued in June 1997. SFAS No. 130 establishes rules for the reporting and display of comprehensive income and its components, but had no effect on the Company’s net income (loss) or total stockholders’ equity. SFAS No. 130 requires unrealized gains and losses on the Company’s available-for-sale securities, and foreign currency translation gain or loss to be included in comprehensive income.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — continued

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2006 and 2005, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of “basic” and “diluted” earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted loss per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Fair Value of Financial Instruments

The Company’s financial instruments as defined by Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2006 and 2005.

Foreign Currency Translation and Other Comprehensive Income

The Company has adopted Financial Accounting Standard No. 52. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Gains or losses are included in income for the year. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – continued

Foreign Currency Translation and Other Comprehensive Income — continued

The Company maintains its main office Zug, Switzerland, and its functional currency is the Swiss Franc. Assets and liabilities of the Company’s foreign operations are translated into U.S. dollars at the year-end exchange rates, and revenue and expenses are translated at the average exchange rate during the period. The net effect of exchange difference arising from currency translation is disclosed as a separate component of stockholders’ equity. Realized gains and losses from foreign currency transactions are reflected in the results of operations.

Going Concern

As shown in the accompanying financial statements, the Company had negative working capital and an accumulated deficit at December 31, 2006. The Company is currently putting technology in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management has established plans designed to increase the sales of the Company’s products, and decrease debt. The Company plans on continuing to reduce expenses, and with small gains in any combination of network sales, direct sales, international sales, and warehouse sales, believe that they will eventually be able to reverse the present deficit. Management intends to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan. Management plans include negotiations to convert significant portions of existing debt into equity.

An estimated $10 million is believed necessary to continue operations and increase development through the next fiscal year. The timing and amount of capital requirements will depend on a number of factors, including demand for products and services and the availability of opportunities for international expansion through affiliations and other business relationships. Management intends to seek new capital from new equity securities issuances to provide funds needed to increase liquidity, fund internal growth, and fully implement its business plan.

Investments

The Company’s investments consist of nonmarketable equity securities. These investments, for which the Company does not have the ability to exercise significant influence in the underlying company, are accounted for under the cost method of accounting. Dividends and other distributions of earnings, if any, are included in income when declared. The Company periodically evaluates the carrying value of its investments, and records its investments at the lower of cost or estimated net realizable value. See Notes 3 and 5.

Marketable Securities

Pursuant to Statement of Financial Accounting Standards (SFAS) No. 115, the Company’s investments in securities are classified as either trading, held to maturity, or available-for-sale. During the year ended December 31, 2006, the Company did own securities classified as available-for-sale.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – continued

Long-lived Assets

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations, and requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Accordingly, the Company reviews the carrying amount of long-lived assets for impairment where events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment would include a comparison of estimated future cash flows anticipated to be generated during the remaining life of the assets to the net carrying value of the assets.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Sunvesta Projects and Management AG. All significant transactions and balances among the companies included in the consolidated financial statements have been eliminated. Investments in which we are not able to exercise significant influence over the investee and which do not have readily determinable fair values are accounted for under the cost method.

Property and Equipment

Property and equipment are stated at cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

Provision for Taxes

The Company is subject to Swiss income taxes.

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – continued

Revenue Recognition

In 2005 and 2006, ZAG Holding AG did not have revenues. Management of the Company expects that in future years revenues will be derived from the rental of hotel rooms and from the sale of fractional interests in buildings. There may be other sources of ancillary revenue. The Company will recognize room rental revenue at the time that it has a nonrefundable right to rental payments. The Company will recognize revenue from sales of real estate when persuasive evidence of an arrangement (such as a contract) exists, when title transfer or performance has occurred, provided the price (or fee) is fixed or determinable and collection is probable. The Company assesses whether the price (or fee) is fixed and determinable based on the payment terms associated with the transaction. If a fee is based upon a variable such as acceptance by the customer, the Company accounts for the fee as not being fixed and determinable. In these cases, the Company defers revenue and recognizes it when it becomes due and payable. Up-front engagement fees are recorded as deferred revenue and amortized to income on a straight-line basis over the term of the agreement; although the fee is due and payable at the time the agreement is signed or upon annual renewal. The Company assesses the probability of collection based on a number of factors, including past transaction history with the customer and the current financial condition of the customer. If the Company determines that collection of a fee is not reasonably assured, revenue is deferred until the time collection becomes reasonably assured.

The Company’s strategy may include entering into collaborative agreements with strategic partners for the development, commercialization and distribution of its product candidates. Such collaboration agreements may have multiple deliverables. The Company evaluates multiple deliverable arrangements pursuant to Emerging Issues Task Force (EITF) 00-21, “Revenue Arrangements with Multiple Deliverables.” Pursuant to EITF 00-21, in arrangements with multiple deliverables where the Company has continuing performance obligations, contract, milestone and license fees are recognized together with any up-front payments over the term of the arrangement as performance obligations are completed, unless the deliverable has stand alone value and there is objective, reliable evidence of fair value of the undelivered element in the arrangement. In the case of an arrangement where it is determined there is a single unit of accounting, all cash flows from the arrangement are considered in the determination of all revenue to be recognized. Cash received in advance of revenue recognition is recorded as deferred revenue.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 3 – MARKETABLE SECURITIES

The Company had no marketable securities in 2005. At December 31, 2006, the Company’s marketable securities, valued at market prices, were comprised of the following:

Security                       # of Shares        Market Value           Cost           Unrealized Loss
----------------------------- --------------     ---------------     --------------    -------------------
OPENLiMiT Holding AG                             $   242,048         $   382,048       $   (140,000)
                              81,580

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The useful lives of property, plant and equipment for purposes of computing depreciation are three to five years. The following is a summary of property, equipment, and accumulated depreciation:

                                                      December 31,                    December 31,
                                                          2006                            2005
                                                   --------------------            --------------------
IT Equipment                                    $              120,935        $                 43,129
Furniture & Equipment                                           27,804                           7,986
Leasehold improvements                                          61,784                           7,932
                                                   --------------------            --------------------
Total assets                                                   210,523                          59,047
Less accumulated depreciation                                 (57,160)                               -
                                                   --------------------            --------------------
                                                                                   --------------------
                                                $              153,363        $                 59,047
                                                   ====================            ====================

Depreciation and amortization expense for the year ended December 31, 2006 was $57,160. The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts. Maintenance and repairs are expensed as incurred. Replacements and betterments are capitalized. The cost and related reserves of assets sold or retired are removed from the accounts, and any resulting gain or loss is reflected in results of operations.

NOTE 5 – COSTA RICAN INVESTMENT AND RELATED PROJECT COSTS

In 2006, the Company executed a purchase agreement to acquire Rich Land Investments Limitada (hereinafter “Rich Land”), a company incorporated in Costa Rica which owns a land lot and a concession to build a hotel and apartments on the land lot situated in the Papagayo Gulf Tourism Project area of Costa Rica. The agreement as amended enables the Company to acquire all of the common stock of Rich Land by making a series of incremental payments aggregating $7,000,000 between May of 2006 and May 2007.

At December 31, 2006, the Company had made nonrefundable payments of approximately $980,000 against the purchase price. In the three months ending March 31, 2007, the Company made additional payments of $2,720,000. The remaining payment of $3,300,000 is contractually obligated to be paid on or before May 31, 2007.

At December 31, 2006, the Company had incurred $518,019 of costs (principally consisting of architectural plans and drawings) related to construction of a luxury hotel and resort on the grounds of the aforementioned Costa Rica land lot. These project costs are recorded as prepaid building costs on the Company’s balance sheet.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 6 – ADVANCES FROM RELATED PARTIES

The Company has the following unsecured, on demand advances from related parties at the dates shown:

                  ------------------------- --- ----------------- --- -----------------
                                                  December 31,          December 31,
                                                      2006                  2005
                  ------------------------- --- ----------------- --- -----------------
                  ------------------------- --- -- -------------- --- -- --------------
                  Lender
                  ------------------------- --- -- -------------- --- -- --------------
                  ------------------------- --- -- -------------- --- -- --------------

                  ------------------------- --- -- -------------- --- -- --------------
                  ------------------------- --- -- -------------- --- -- --------------
                  Zypam Ltd.                    $        518,168      $        504,728
                  ------------------------- --- -- -------------- --- -- --------------
                  ------------------------- --- -- -------------- --- -- --------------
                  HTV                                     81,920                     -
                  ------------------------- --- -- -------------- --- -- --------------
                  ------------------------- --- -- -------------- --- -- --------------
                  T. Tokay                                81,920                     -
                  ------------------------- --- -- -------------- --- -- --------------
                  ------------------------- --- -- -------------- --- -- --------------

                  ------------------------- --- -- -------------- --- -- --------------
                  ------------------------- --- -- -------------- --- -- --------------
                                                $        682,008      $        504,728
                  ------------------------- --- == ============== --- == ==============

Zypam Ltd. and Mr. T. Tokay are shareholders of the Company, while HTV is a related party to Zypam. The majority of the advances received are from Zypam, which charges 3% interest on funds advanced. Zypam’s lending agreement with the Company contains a subordination clause wherein all other creditors of the Company were given a higher security interest.

NOTE 7 – DEPOSITS ON STOCK

During 2006, a group of 30 individuals executed investment agreements with the Company and deposited an aggregate amount of $4,703,429 (comprised of cash and marketable securities) with the Company. In the investment agreements, the investors agreed to accept varying amounts of shares in a NASDAQ OTCBB-listed company on or before April 30, 2007 in return for their deposits and also agreed to subordination clauses wherein all other creditors of the Company were given a higher security interest.

The investment agreements state that the Company intended to be taken over on or before April 30, 2007 by a NASDAQ OTCBB-listed company by means of a reverse acquisition. At April 30, 2007, the reverse acquisition was not yet consummated.

NOTE 8 – CAPITAL STOCK

Common Stock

The Company is authorized to issue 600,000 shares of common stock. All shares have equal voting rights and have one vote per share. Holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In its initial capitalization, the Company issued 60,000 shares of common stock for a total of $491,521 cash. During the year ended December 31, 2005, the Company had a 10-for-1 forward split and issued an additional 540,000 shares for a total outstanding of 600,000 shares. All references to shares outstanding in these financial statements and notes have been adjusted to reflect this stock split.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 9 – COMMITMENTS

Lease Payments

The Company has operating lease commitments for its premises and automobiles. The minimum annual lease commitments are as follows:

                             Office Facilities               Cars
                            --------------------    ------------------------
         2007            $              181,883  $                   75,964
         2008            $              161,417  $                   86,169
         2009            $              109,314  $                   62,236
         2010            $              109,314  $                   23,073
         2011            $                    -  $                   12,498

NOTE 10 – CONCENTRATIONS

Foreign Operations

The accompanying balance sheet includes assets of approximately $978,523 of investments and $538,499 of prepaid building costs at December 31, 2006 relating to the Company’s operations in Costa Rica. Although the country is considered politically and economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

NOTE 11 – RELATED PARTY TRANSACTIONS

The majority of the Company’s related party transactions are stated in Note 6.

Certain of the Company’s related parties provided consulting services for a fee to the Company (and its subsidiary) in 2006. Consulting expenses paid to these parties totaled $295,590 and $0 in 2006 and 2005, respectively.

In 2005, the Company purchased a business plan for SunVesta and related intellectual property rights from an entity owned by one of the Company’s investors for a total of 610,000 Swiss Francs (approximately $463,000 U.S.D.).

NOTE 12 – INCOME TAXES

At December 31, 2006 and 2005, the Company had deferred taxes, calculated at a blended rate of 40%, of approximately $1,808,400 and $322,000, respectively, principally arising from net operating loss carryforwards for Swiss (federal, cantonal, and communal) income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been recorded at December 31, 2006 and 2005.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 12 – INCOME TAXES — continued

The significant components of the Company’s deferred tax assets at December 31, 2006 and 2005 are as follows:

      ------------------------------------------------------ ------------------ --- -----------------
                                                                   2006                   2005
      ------------------------------------------------------ ------------------ --- -----------------
      ------------------------------------------------------ ------------------ --- -----------------

      ------------------------------------------------------ ------------------ --- -----------------
      ------------------------------------------------------ -- --------------- --- --- -------------
      Net operating loss carryforwards                       $    4,521,000          $    805,000
      ------------------------------------------------------ == =============== --- === =============
      ------------------------------------------------------ == =============== --- === =============

      ------------------------------------------------------ -- --------------- --- --- -------------
      ------------------------------------------------------ -- --------------- --- --- -------------
      Deferred tax asset - gross                             $    1,808,400          $    322,000
      ------------------------------------------------------ -- --------------- --- --- -------------
      ------------------------------------------------------ -- --------------- --- --- -------------
      Deferred tax asset valuation allowance                       (1,808,400)       $     (322,000)
      ------------------------------------------------------ -- --------------- --- --- -------------
      ------------------------------------------------------ -- --------------- --- --- -------------
      Deferred tax asset - net                               $          -            $       -
      ------------------------------------------------------ == =============== --- === =============

At December 31, 2006, the Company has net operating loss carryforwards of approximately $4,521,000, which expire in the years 2012 and 2013. The net change in the allowance account was an increase of $1,486,400 for the year ended December 31, 2006.

NOTE 13 — SUBSEQUENT EVENTS

Construction-Related Agreement

On March 19, 2007, the Company executed an agreement with Brues y Fernandez Construcciones S.A. (hereinafter “ByF”), a construction contractor based in Madrid, Spain. The agreement contained the following provisions:

1. ByF will act as the Company’s general contractor in the construction of a hotel on the Rich Land Investments Limitada land lot in the Papagayo Gulf Tourism Project area of Costa Rica. (See Note 5.) As the general contractor, ByF is entitled to recover its construction costs in addition to “12% as general costs” and “8% as profit”.

2. ByF will purchase 10% of the shares of Rich Land from the Company at the Company’s cost ($700,000) in March 2007. The Company agrees to buy back these shares at the same cost on or before May 31, 2007.

3. In the first year of the hotel project’s construction, ByF agrees to finance 20% of the project costs and the Company agrees to repay the ByF financing within one year of the construction’s commencement.

Costa Rican Investment

In the three months ending March 31, 2007, the Company made additional payments of $2,720,000 against the purchase price of the common stock of Rich Land Investments Limitada. See Note 5.

Stock Depositors

As stated in Note 7, a group of 30 individuals deposited the equivalent of $4,703,429 in cash and marketable securities with the Company in 2006 in view of an anticipated reverse acquisition expected to close by April 30, 2007. In anticipation of a procedural delay, the Company and the investors have executed addendums to the original agreements, whereby the reverse acquisition is contemplated to take place between May 14 and June 18, 2007.

ZAG HOLDING AG AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

NOTE 13 — SUBSEQUENT EVENTS — continued

Litigation

On January 29, 2007, the Company received a decree from a Swiss juristic body based on a request of a third party. In substance, the decree proscribes the Company from transferring a certain percentage of its share capital. The Company’s management believes that the decree is lacking the requisite formal and material grounds and does not expect any adverse effects on its business or financial position.

                                                            ZAG HOLDING AG

                                                    (A Development Stage Company)

                                                    PRO FORMA FINANCIAL STATEMENTS

                                                       March 31, 2007 and 2006

                                                                 INDEX

                                                                                        Page

              Introduction                                                              FE-2

              Balance Sheets                                                            FE-3

              Statements of Operations                                                  FE-4

              Notes to Financial Statements                                             FE-5

ZAG HOLDING AG AND SUBSIDIARIES

PROFORMA CONSOLIDATED FINANCIAL STAEMENTS

The following proforma consolidated financial statements reflect the combination of ZAG Holding AG (ZAG) and OPENLiMiT, Inc. (OPENLiMiT) for the periods presented. The proforma consolidated financial statements are presented at March 31, 2007, and the three months then ended. The proformas reflect the result of the definitive security exchange agreement entered into between ZAG and OPENLiMiT on June 19, 2007.

The proforma consolidated financial statements have been prepared utilizing the historical financial statements of ZAG and OPENLiMiT. These proforma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of ZAG and OPENLiMiT.

The proforma consolidated financial statement of operations assumes that the combination occurred at the beginning of the periods presented in the statements. All intercompany accounts and transactions have been eliminated.

The proforma consolidated financial statements do not purport to be indicative of the financial positions and results of operations which actually would have been obtained if the combination had occurred on the dates indicated, or the results which may be obtained in the future.

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED PROFORMA BALANCE SHEETS
MARCH 31, 2007
                                                                            OPENLiMiT,                     d
                                                              ZAG              Inc.          Adjustments an     Consolidated
                                                          (unaudited)     (unaudited)        Eliminations        Pro Forma
                                                          ------------    -------------      --------------    ---------------
ASSETS

CURRENT ASSETS
     Cash                                              $      224,801  $             -   $                  $         224,801
     Marketable securities                                          -                -                                      -
     Other current assets                                      49,099              829                                 49,928
                                                          ------------    -------------      --------------    ---------------
        TOTAL CURRENT ASSETS                                  273,900              829                   -            274,729
                                                          ------------    -------------      --------------    ---------------

PROPERTY AND EQUIPMENT, NET                                   151,035                                                 151,035
                                                          ------------    -------------      --------------    ---------------

OTHER ASSETS
     Deposits                                                  50,676                -                                 50,676
     Prepaid building costs                                   637,208                -                                637,208
     Investments                                            2,998,520                -                              2,998,520
                                                          ------------    -------------      --------------    ---------------
        TOTAL OTHER ASSETS                                  3,686,404                -                   -          3,686,404
                                                          ------------    -------------      --------------    ---------------

TOTAL ASSETS                                           $    4,111,339  $           829   $               -  $       4,112,168
                                                          ============    =============      ==============    ===============

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
     Accounts payable                                  $       20,350  $        29,756    $              -  $          50,106
     Accrued expenses                                         672,047                -                   -            672,047
     Deposits on stock                                      6,573,111                -                   -          6,573,111
     Advances from related parties                          1,531,726                -                   -          1,531,726
                                                          ------------    -------------      --------------    ---------------
        TOTAL CURRENT LIABILITIES                           8,797,234           29,756                   -          8,826,990
                                                          ------------    -------------      --------------    ---------------

COMMITMENTS AND CONTINGENCIES                                       -                -                   -                  -
                                                          ------------    -------------      --------------    ---------------

STOCKHOLDERS' DEFICIT

      Preferred stock, $.01 par value, 50,000,000 shares
      authorized, no shares issued and outstanding

     Common stock, $ 0.01 par value; 200,000,000 shares
        authorized, 22,400,000 shares issued and
        outstanding                                           491,521          700,000  (a)      (686,000)            224,000
                                                                                        (b)      (491,521)
                                                                                        (c)        210,000
     Additional paid-in capital                                     -       10,863,247  (a)        686,000            238,594
                                                                                        (b)        491,521
                                                                                        (c)      (210,000)
                                                                                        (d)   (11,592,174)
     Accumulated other comprehensive income (loss)                126                -                   -                126
     Retained earnings prior to development stage               1,602                -                   -              1,602

     Accumulated deficit during development stage         (5,179,144)     (11,592,174)  (d)     11,592,174        (5,179,144)
                                                          ------------    -------------      --------------    ---------------
        TOTAL STOCKHOLDERS' DEFICIT                                           (28,927)                   -        (4,714,822)
                                                          (4,685,895)
                                                          ------------    -------------      --------------    ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT            $    4,111,339  $           829    $              -  $       4,112,168
                                                          ============    =============      ==============    ===============

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
                                                                                                                Consolidated
                                                                                                                 Pro Forma
                                                                         OPENLiMiT,
                                                        ZAG                 Inc.                                Three Months
                                                           Three Months Ended                                       Ended
                                                   -----------------------------------
                                                   March 31, 2007      March 31, 2007      Adjustments and     March 31, 2007
                                                    (unaudited)         (unaudited)         Eliminations        (unaudited)
                                                   ---------------     ---------------     ----------------    ---------------

REVENUES                                        $               -   $               -   $                -  $               -

COST OF SALES                                                   -                   -                    -                  -
                                                   ---------------     ---------------     ----------------    ---------------

     Gross Profit                                               -                   -                    -                  -
                                                   ---------------     ---------------     ----------------    ---------------

EXPENSES
     Administrative                                       379,627               9,636                    -            389,263
     Salaries and wages                                   220,048                   -                    -            220,048
     Marketing and sales                                   40,641                   -                    -             40,641
     Depreciation, amortization, and impairments           14,746                   -                    -             14,746
                                                   ---------------     ---------------     ----------------    ---------------
        Total Expenses                                    655,062               9,636                    -            664,698
                                                   ---------------     ---------------     ----------------    ---------------

LOSS FROM OPERATIONS                                    (655,062)             (9,636)                    -          (664,698)
                                                   ---------------     ---------------     ----------------    ---------------

OTHER INCOME (EXPENSE)
     Interest expense                                    (13,509)                   -                    -           (13,509)
     Interest income                                          482                   -                    -                482
     Gain (loss) on marketable securities               (128,224)                   -                               (128,224)
                                                   ---------------     ---------------     ----------------    ---------------
        Total Other Income (Expense)                    (141,251)                   -                    -          (141,251)
                                                   ---------------     ---------------     ----------------    ---------------

LOSS BEFORE TAXES                                       (796,313)             (9,636)                    -          (805,949)

INCOME TAX EXPENSE                                              -                   -                    -                  -
                                                   ---------------     ---------------     ----------------    ---------------

NET LOSS                                                (796,313)             (9,636)                    -          (805,949)

OTHER COMPREHENSIVE INCOME (LOSS)                         140,000                   -                                 140,000
                                                   ---------------     ---------------     ----------------    ---------------

NET COMPREHENSIVE INCOME (LOSS)                 $       (656,313)   $         (9,636)   $                -  $       (665,949)
                                                   ===============     ===============     ================    ===============

BASIC AND DILUTED NET LOSS PER SHARE            $          (1.33)   $          (0.01)                       $          (0.04)
                                                   ===============     ===============                         ===============

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING,
     BASIC AND DILUTED                                    600,000          22,400,000                              22,400,000
                                                   ===============     ===============                         ===============

ZAG HOLDING AG

NOTES TO PROFORMA FINANCIAL STATEMENTS

MARCH 31, 2007

NOTE 1 – SUMMARY OF TRANSACTION

On June 19, 2007, OPENLiMiT, Inc. (OPENLiMiT) entered into a securities exchange agreement and plan of exchange with ZAG Holding AG. (ZAG), to acquire 100% ownership of ZAG, in exchange for an aggregate of 21,000,000 post 50:1 reverse split shares of common stock of OPENLiMiT, whereby ZAG will become a wholly-owned subsidiary of OPENLiMiT.

For purposes of this proforma consolidated balance sheet, the acquisition has been accounted for as a recapitalization using account principles applicable to reverse acquisitions with ZAG (the legal subsidiary) being treated as the accounting parent (acquirer) and OPENLiMiT (the legal parent) being treated as the accounting subsidiary (acquiree). Under reverse acquisition accounting the value assigned to the common stock of consolidated OPENLiMiT on Acquisition of ZAG will be equal to the book value of the common stock of ZAG plus the book value of the net assets of OPENLiMiT as at the date of acquisition, less costs of the transaction.

NOTE 2 – MANAGEMENT’S ASSUMPTIONS

The pro forma balance sheets and statements of operations assume the two Companies were consolidated as of January 1, 2007.

All intercompany accounts for assets, liabilities and equity for each Company have been eliminated as of March 31, 2007.

NOTE 3 – PROFORMA ADJUSTMENTS

The adjustments to the proforma balance sheet and income statement are as follows:

(a)     To account for the 50:1 reverse split of OPENLiMiT’s common stock.

(b)     To close the common stock of ZAG to additional paid in capital upon consolidation.

    (c)        To close the accumulated deficit of OPENLiMiT to additional paid in capital upon merger, as ZAG is the ongoing entity.

(d)     To record the issuance of 21,000,000 shares of common stock of OPENLiMiT in a reverse acquisition. OPENLiMiT had no fair value assigned to its net assets. Therefore, the stock was effectively issued at OPENLiMiT’s par value of $0.01.

                                                            ZAG HOLDING AG

                                                    (A Development Stage Company)

                                                    PRO FORMA FINANCIAL STATEMENTS

                                                      December 31, 2006 and 2005

                                                                 INDEX

                                                                                        Page

              Introduction                                                              FF-2

              Balance Sheets                                                            FF-3

              Statements of Operations                                                  FF-4

              Notes to Financial Statements                                             FF-5

ZAG HOLDING AG AND SUBSIDIARIES

PROFORMA CONSOLIDATED FINANCIAL STAEMENTS

The following proforma consolidated financial statements reflect the combination of ZAG Holding AG (ZAG) and OPENLiMiT, Inc. (OPENLiMiT) for the periods presented. The proforma consolidated financial statements are presented at December 31, 2006 and the year then ended. The proformas reflect the result of the definitive security exchange agreement entered into between ZAG and OPENLiMiT on June 19, 2007.

The proforma consolidated financial statements have been prepared utilizing the historical financial statements of ZAG and OPENLiMiT. These proforma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of ZAG and OPENLiMiT.

The proforma consolidated financial statement of operations assumes that the combination occurred at the beginning of the periods presented in the statements. All intercompany accounts and transactions have been eliminated.

The proforma consolidated financial statements do not purport to be indicative of the financial positions and results of operations which actually would have been obtained if the combination had occurred on the dates indicated, or the results which may be obtained in the future.

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED PROFORMA BALANCE SHEETS
DECEMBER 31, 2006
                                                                                               Adjustments and    Consolidated
                                                                            OPENLiMiT,
                                                              ZAG              Inc.            Eliminations        Pro Forma
                                                          -------------    --------------      --------------     -------------
ASSETS

CURRENT ASSETS
     Cash                                              $        99,979  $              -    $              -   $        99,979
     Marketable securities                                     242,048                 -                   -           242.048
     Other current assets                                       30,205               829                   -            31,034
                                                          -------------    --------------      --------------     -------------
        TOTAL CURRENT ASSETS                                   372,232               829                   -           373.061
                                                          -------------    --------------      --------------     -------------
PROPERTY AND EQUIPMENT, NET                                    153,363                                                 153,363
                                                          -------------    --------------      --------------     -------------
OTHER ASSETS
     Deposits                                                   42,669                 -                   -            42,669
     Prepaid building costs                                    538,499                 -                   -           538,499
     Investments                                               978,523                 -                   -           978,523
                                                          -------------    --------------      --------------     -------------
        TOTAL OTHER ASSETS                                   1,559,691                 -                   -         1,559,691
                                                          -------------    --------------      --------------     -------------

TOTAL ASSETS                                           $     2,085,286  $            829    $              -   $     2,086,115
                                                          =============    ==============      ==============     =============

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
     Accounts payable                                  $       139,303  $         20,120    $              -   $       159,423
     Accrued expenses                                          590,128                 -                   -           590,128
     Deposits on stock                                       4,703,429                 -                   -         4,703,429
     Advances from related parties                             682,008                 -                   -           682,008
                                                          -------------    --------------      --------------     -------------
        TOTAL CURRENT LIABILITIES                            6,114,868            20,120                   -         6,134,988
                                                          -------------    --------------      --------------     -------------
COMMITMENTS AND CONTINGENCIES                                        -                 -                   -                 -
                                                          -------------    --------------      --------------     -------------

STOCKHOLDERS' DEFICIT

       Preferred stock, $.01 par value, 50,000,000 shares
       authorized, no shares issued and outstanding

        Common stock, $ 0.01 par value; 200,000,000 shares
        authorized, 22,400,000 shares issued and
        outstanding                                            491,521           700,000  (a)      (686,000)           224,000
                                                                                          (b)      (491,521)
                                                                                          (c)        210,000
     Additional paid-in capital                                      -        10,863,247  (a)        686,000           248,230
                                                                                          (b)        491,521

                                                                                          (c)   (11,582,538)
                                                                                          (d)      (210,000)
     Accumulated other comprehensive income (loss)           (139,874)                 -                   -         (139,874)
     Retained earnings prior to development stage                1,602                 -                   -             1,602

     Accumulated deficit during development stage          (4,382,831)      (11,582,538)  (c)      11,582538       (4,382,831)
                                                          -------------    --------------      --------------     -------------
                                                          -------------    --------------      --------------     -------------
        TOTAL STOCKHOLDERS' DEFICIT                                             (19,291)                   -       (4,048,873)
                                                           (4,029,582)
                                                          -------------    --------------      --------------     -------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT           $      2,085,286  $            829  $        (242,048)  $      2,086,115
                                                          =============    ==============      ==============     =============

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
DECEMBER 31, 2006

                                                                                             Adjustments
                                                                                                 and            Consolidated
                                                                         OPENLiMiT,
                                                         ZAG                Inc.             Eliminations         Pro Forma
                                                    --------------     ---------------      ---------------    ----------------

REVENUES                                        $               -  $                -  $                 -  $                -

COST OF SALES                                                   -                   -                    -                   -
                                                    --------------     ---------------      ---------------    ----------------

     Gross Profit                                               -                   -                    -                   -
                                                    --------------     ---------------      ---------------    ----------------

EXPENSES
     Administrative                                     1,794,557              37,467                    -           1,832,024
     Salaries and wages                                   544,190                   -                    -             544,190
     Marketing and sales                                  125,735                   -                    -             125,735
     Depreciation, amortization, and
     impairments                                           57,159                   -                    -              57,159
                                                    --------------     ---------------      ---------------    ----------------
        Total Expenses                                  2,521,641              37,467                    -           2,559,108
                                                    --------------     ---------------      ---------------    ----------------

LOSS FROM OPERATIONS                                  (2,521,641)            (37,467)                    -         (2,559,108)
                                                    --------------     ---------------      ---------------    ----------------

OTHER INCOME (EXPENSE)
     Interest expense                                    (45,748)                   -                    -            (45,748)
     Interest income                                            -                   -                    -                   -
     Gain (loss) on marketable securities             (1,008,324)                   -                    -         (1,008,324)
     Gain of forgiveness of debt                                -              43,012                    -              43,012
                                                    --------------     ---------------      ---------------    ----------------
        Total Other Income (Expense)                  (1,054,072)              43,012                    -         (1,011,060)
                                                    --------------     ---------------      ---------------    ----------------

LOSS BEFORE TAXES                                     (3,575,713)               5,545                    -         (3,570,168)

INCOME TAX EXPENSE                                              -                   -                    -                   -
                                                    --------------     ---------------      ---------------    ----------------

NET LOSS                                              (3,575,713)               5,545                    -         (3,570,168)

OTHER COMPREHENSIVE INCOME (LOSS)                       (163,151)                   -                    -           (163,151)
                                                    --------------     ---------------      ---------------    ----------------

NET COMPREHENSIVE INCOME (LOSS)                 $     (3,738,864)  $            5,545  $                 -  $      (3,733,319)
                                                    ==============     ===============      ===============    ================

BASIC AND DILUTED NET LOSS PER SHARE            $          (5.96)   $               -                       $           (0.16)
                                                    ==============     ===============                         ================

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING,
     BASIC AND DILUTED                                    600,000          22,400,000                               22,400,000
                                                    ==============     ===============                         ================

ZAG HOLDING AG

NOTES TO PROFORMA FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 1 – SUMMARY OF TRANSACTION

On June 19, 2007, OPENLiMiT, Inc. (OPENLiMiT) entered into a securities exchange agreement and plan of exchange with ZAG Holding AG. (ZAG), to acquire 100% ownership of ZAG, in exchange for an aggregate of 21,000,000 post 50:1 reverse split shares of common stock of OPENLiMiT, whereby ZAG will become a wholly-owned subsidiary of OPENLiMiT.

For purposes of this proforma consolidated balance sheet, the acquisition has been accounted for as a recapitalization using account principles applicable to reverse acquisitions with ZAG (the legal subsidiary) being treated as the accounting parent (acquirer) and OPENLiMiT (the legal parent) being treated as the accounting subsidiary (acquiree). Under reverse acquisition accounting the value assigned to the common stock of consolidated OPENLiMiT on Acquisition of ZAG will be equal to the book value of the common stock of ZAG plus the book value of the net assets of OPENLiMiT as at the date of acquisition, less costs of the transaction.

NOTE 2 – MANAGEMENT’S ASSUMPTIONS

The pro forma balance sheets and statements of operations assume the two Companies were consolidated as of January 1, 2006.

All intercompany accounts for assets, liabilities and equity for each Company have been eliminated as of December 31, 2006.

NOTE 3 – PROFORMA ADJUSTMENTS

The adjustments to the proforma balance sheet and income statement are as follows:

(a)     To account for the 50:1 reverse split of OPENLiMiT’s common stock.

(b)     To close the common stock of ZAG to additional paid in capital upon consolidation.

(c)     To close the accumulated deficit of OPENLiMiT to additional paid in capital upon merger, as ZAG is the ongoing entity.

(d)     To record the issuance of 21,000,000 shares of common stock of OPENLiMiT in a reverse acquisition. OPENLiMiT had no fair value assigned to its net assets. Therefore, the stock was effectively issued at OPENLiMiT’s par value of $0.01.